HAWKS INDUSTRIES, INC.
                                913 Foster Road
                             Casper, Wyoming 82601

    NOTICE OF SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON July 26, 2000

     To the Shareholders of
     HAWKS INDUSTRIES, INC.

     On June 10, 1999, Hawks Industries, Inc., a Wyoming Corporation (the "Company"), entered into an Agreement (the "Agreement") which, as amended, is with Universal Equities Consolidated, LLC, David H. Peipers, The Cornerhouse Limited Partnership and The Winsome Limited Partnership (collectively referred to as "Buyers"), which will allow Buyers to secure a controlling interest in the Company's common stock through a Private Placement. The value placed on the Company's shares in the Agreement was $1.60 per share for at least 6,250,000 shares of common stock yielding the Company a consideration of $10,000,000. The Agreement also included the right to buy up to an additional 14,375,000 shares at the same price. The maximum consideration to be received by the company is $33,000,000 if all the additional shares are purchased.

     Subsequent to the Agreement, on April 17, 2000, the Company's Board of Directors declared a 7.5% stock dividend for all shareholders of record on May 1, 2000. The dividend required an adjustment to the number of shares to be delivered to the Buyer which increased the number of shares to be disbursed to 6, 718, 750 and the right to buy shares to 15,453,125. The total number of shares subject to the agreement is now 22,171,875. The total consideration for the private placement did not change and therefore, the adjusted price per share is now $1.49. References throughout the proxy materials will be made on adjusThe termsrofwhthe Agreementomrequireoakpaymentndof at least $5,000,000 in cash, with the remainder of the consideration being paid in cash and/or transfer of Buyer's rights to receive payment from a debt obligation from North Star Exploration, Inc. ("North Star"), and/or North Star common stock, and/or Zeus Consolidated Holdings, Inc. ("Zeus") common stock. North Star and Zeus are private Nevada Corporations which own or hold options on mineral rights in Alaska. The options held by North Star cover approximately 7,000,000 acres in Alaska.

     The Agreement also requires the redemption of shares in the Company owned by three principal shareholders in exchange for certain assets of the Company. Therefore, on June 9, 1999, the Company entered into a Redemption of Shares Agreement with officers and directors, Bruce A. Hinchey and James E. Meador, Jr. and principal shareholder Anne D. Zimmerman Revocable Trust dated November 14, 1991 (collectively referred to as "Principal Shareholders"), to acquire all of Principal Shareholders' common stock in the Company, excluding their ESOP shares, in exchange for assets of the Company.

     The June 9, 1999 Redemption of Shares Agreement was determined as a result of negotiations between the Directors and the three principal shareholders using as part of the consideration, book values for the shares and exchanged assets as reported by the Company in the most recent 10-K Report. The Agreement was unanimously approved by the Company's Board of Directors with Bruce A. Hinchey and James E. Meador, Jr. abstaining from said approval.

     The Company entered into the Agreement to provide a substantial injection of capital and to allow the Company to participate in future exploration and development of the North Star mineral rights in Alaska. As a result of this Agreement, the principal business of the Company will change from an environmental testing business to a natural resource exploration and development business.
     The Company expects to use the proceeds of the transaction for general corporate purposes and future operations, which may include, in addition to mineral exploration on the option lands held by North Star, projects related to sustainable (i.e. environmentally friendly) development of energy natural resources. The ownership of the company's common stock by shareholders will not be affected by the proposed transaction, the Company will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934 following completion of the transaction, and the company's common stock may continue to trade on the NASDAQ Stock Exchange to the extent a market continues to exist. The Company has no control whether a market will continue to exist

     As a result of the Agreement, the Buyers will control both Hawks and North Star and will be able to determine the terms of any transactions between them. North Star will have shareholders other than the Company who will indirectly share in any benefits and burdens of North Star resulting from transactions with the Company.

     If the transaction is not approved by the Shareholders, the Company anticipates that it will continue with its current operations which consist mainly of environmental testing. The private placement and redemption of shares described above will be subject to the Company's shareholders' approval at its Special Meeting in lieu of the Annual Meeting.

     The discussion of the information set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

     NOTICE IS HEREBY GIVEN that the Special Meeting in lieu of the Annual Meeting of Shareholders of HAWKS INDUSTRIES, INC., a Wyoming Corporation (the Casper,yWyomingl82601hondJuly 26, 2000cato2:00hP.M.mporyataany1postponementoaor adjournment thereof for the following purposes:

1. To elect one director to serve until the Annual Meeting of the Shareholders to be held in 2002 or until his successor has been elected and qualified. This matter is covered in the Election of Directors section of the Proxy Statement.

2. To increase the authorized number of shares of common stock from 5 million to 50 million shares for the purpose of raising additional capital through a private placement of common stock. Referred to in the Proxy Statement as Proposal 1.

3. To approve the private placement of up to shares of common stock with Universal Equities Consolidated, LLC., David H. Peipers, The Cornerhouse Limited Partnership and The Winsome Limited Partnership. Referred to in the Proxy Statement as Proposal 2.
4. To approve the redemption of common stock through a disposition of Company assets to principal shareholders, Bruce A. Hinchey, James E. Meador, Jr. and the Anne D. Zimmerman Revocable Trust dated November 14, 1991. Referred to in the Proxy Statement at Proposal 3.

5. To approve a change of domicile for the Company from Wyoming to Nevada. Referred to in the Proxy Statement as Proposal 4.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 10, 2000 will cordiallyeinvitedotocattendaandttovmeet thetmanagementgand BoardhofeDirectorsaof the Company.
                                   By Order of the Board of Directors

                                   Bob Despain
                                   Secretary
Casper, Wyoming
June 20, 2000
                                   IMPORTANT
           IF YOU DO NOT PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
                           RETURN THE ENCLOSED PROXY
     NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATESPROXY STATEMENT

                             HAWKS INDUSTRIES, INC.

                                913 FOSTER ROAD
                             CASPER, WYOMING 82601

                         SHAREHOLDERS ENTITLED TO VOTE

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HAWKS INDUSTRIES, INC. (the "Company") for use at the Special Meeting in lieu of the Annual Meeting of the Shareholders of the Company. It is anticipated that these proxy materials will be mailed to Shareholders on or about June 23, 2000.

      Holders of shares of the Common Stock of the Company of record at the close of business May 10, 2000, will be entitled to vote at the Special Meeting in lieu of the Annual Meeting of Shareholders to be held on July 26, 2000 at 2:00 P.M. at the offices of the Company at 913 Foster Road, Casper, Wyoming 82601ThisaProxy Statementenrelatesjtornthetapproval.of a number of matters as summarized in the notice which is attached to this Proxy Statement and described in more detail herein. The Company is also delivering with this proxy statement the following documents which are hereby incorporated herein: North Star Exploration, Inc. and Zeus Consolidated Holdings Financial Statements as listed in the exhibits to this proxy statement index. The Company further incorporates by reference into this Proxy Statement the Company's annual report on Form 10-K/A-1 for the year ended December 31, 1999, quarterly Form 10-Q/A-1 for the quarter ended March 31, 2000, and its reports on Form 8-K reporting events of June 9, 1999 and June 10, 1999, and amendments thereto, and all other reports filed since December 31, 1999, in accordance with Sections 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended.

      Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may be revoked by any Shareholder present at the meeting who expresses a desire to vote his or her shares in person. A proxy, when executed and not so revoked, will be voted in accordance therewith.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof, will not be counted as voting on a particular matter. The officers, directors, and/or principal Shareholders, Bruce A. Hinchey, James E. Meador, Jr., and Anne D. Zimmerman Revocable Trust dated November 14, 1991 of the Company (holders of approximately 418,863 shares, 29.3% of the outstanding shares) have indicated their intention to abstain from interestninthsaiddproposals.f SNoreotheroshareholder hasyindicated chislort her intentions with respect to voting on any of the proposals. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon. All properly executed and unrevoked proxies that do not contain voting instructions will be voted in favor of Proposals 1, 2 and 3.

     The Company will bear the cost of the proxy solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

                               DISSENTERS' RIGHTS

     The Wyoming Business Corporation Act provides shareholders a right to dissent and obtain payment of the fair value of their shares from the Company under certain circumstances; provided, that, if the shareholder has a right to dissent, the shareholder strictly follows the statutory procedures for doing so to perfect his or her dissenters' rights. In connection with the Redemption of Shares Proposal 3 contained in this Proxy Statement shareholders may have the right to dissent if the Company completes the proposed transaction. For a detailed description of these dissenters' rights and the statutory provisions governing them, see the section entitled "DISSENTERS' RIGHTS" appearing immediately after the description of the Redemption of Shares in Proposal 3.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The voting securities entitled to vote at the meeting consist of shares of Common Stock of the Company with each share entitling its owner to one vote upon each Thetclosebofttbusinessvone.May 10, 2000, has been fixed by the Board of Directors as the record date for determination of Shareholders entitled to vote at the meeting, and the number of outstanding shares on, April 1, 2000 was 1,426,208.

     The following table shows the beneficial ownership of the shares of the Company as of the close of business on April 1, 2000, of each person known to the Company to be the beneficial owner of more than 5% of the Company's issued and outstanding Common Stock and of all officers and directors as a group. Unless noted to the contrary, each person or entity has direct ownership and sole voting dispositive power.

                                                                   Percent of
Name and Address                           Shares Owned        Class Outstanding
----------------                           ------------        -----------------
Bruce A. Hinchey                          124,623 (a) (c)             8.7
913 Foster Road
Casper, Wyoming 82601

James E. Meador, Jr.                     129,586  (b) (c)             9.1
913 Foster Road
Casper, Wyoming 82601

Anne D. Zimmerman                             164,655                 11.5
Revocable Trust
400 E. 1st St.
Casper, Wyoming 82601

All Officers and Directors and 5%             418,863                 29.3
number)lders  as   Group  (three   in
______

(a) Included are 12,420 shares allocated in the Company's Employee Stock Ownership Plan-Trust.
(b) Included are 12,502 and 2,678 shares allocated to Mr. Meador and his spouse respectively in the Company's Employee Stock Ownership Plan-Trust.
(c) Included are 1,801 shares Mr. Meador and Mr. Hinchey own through H & M Properties.

                 INTEREST OF PARTIES IN MATTERS TO BE ACTED ON

     Bruce A. Hinchey, President of Hawks Industries, Inc.; James E. Meador, Jr., Vice President of Hawks Industries, Inc.; and Anne D. Zimmerman, a Physician, through her Revocable Trust (collectively referred to as "Shareholders"), will receive certain assets of the Company in exchange for their common stock in the Company if the proposed Redemption of Shares is approved by the shareholders of the Company at the Special Meeting in lieu of the Annual
Meeting. For this reason, Bruce A. Hinchey, James E. Meador, Jr. and Anne D. Zimmerman Revocable Trust dated November 13, 1991 will abstain from voting on the Proposal 3 transaction at the Special Meeting in lieu of the Annual Meeting.

     None of the Shareholders has been convicted in a criminal proceeding during the past ten years. Shareholders have purchased the following shares of common stock of the Company in the past two years:

Name                               Date of Purchase            Shares
----                               ----------------            ------
Bruce A. Hinchey                     January, 1998              215

James E. Meador, Jr.                 October, 1998             1,075

                                      March, 1999              2,150

Anne D. Zimmerman                    February 1998            164,655
Revocable Trust dated
November 13, 1991

     Shareholders have not sold any shares during the past two years. The shares purchased were through cash transactions. Shareholders are not party to any contract, arrangements, or understandings with any person with respect to any securities of the Company. Shareholders have no arrangement or understanding with any person with respect to any future employment by the Company or its affiliates' or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

                             ELECTION OF DIRECTORS

      Pursuant to the Company's Certificate of Incorporation and By-laws, Directors are divided into three classes that contain one or more Directors and hold a term of office of three years.

      As of the date of this Proxy Statement, one Class II Director will be elected to serve until 2002 or until a successor is duly elected and qualified.

      At the meeting it is proposed that Gerald M. Moyle, who is presently the Class II Director of the Company and whose term expired in 1999, be elected for AnnualeMeetingeof. theoShareholderse orauntilrae successoraiscidulynelected 2and qualified.

      If the enclosed Proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby for the person nominated for election as Director of the Company. If the nominee should refuse or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The management presently has no knowledge that any nominee will refuse or be made unable to serve.


            The following information is furnished as of April 1, 2000, with respect to the nominee and the other Directors whose terms in office will continue after the meeting.

                              Principal Occupation        Year Since          Share of
                           During the Last Five Years       which           Common Stock
                           and Position with Company     Continuously       Beneficially
Name/Age                   (In Addition to Director)      A Director           Owned
--------                   -------------------------      ----------           -----
Dwight B. Despain/ 45      Appointed as  a Class  III        1992              2,204            .2
                           Director August 24,  1992.
                           Attorney  with   Dixon   &
                           Despain, Casper, WY  since
                           1990; Warnick & Blood  Law
                           Offices from 1985-1990.
Bruce A. Hinchey/ 50       Appointed as  a Class  III        1993                            <C8.7
                           Director  May  12,   1993;                     124,623 (a) (c)
                           President    of    Western
                           Environmental Services and
                           Testing,  Inc.,  a  wholly
                           owned subsidiary of  Hawks
                           Industries whose principal
                           business   is    providing
                           environmental      testing
                           services from 1981 through
                           1997. President  of  Hawks
                           Industries, Inc. and Vice-
                           President    of    Western
                           Environmental  Services  &
                           Testing,  Inc.  since  Mr.
                           Meador     became      the
                           President in 1998.

James E. Meador, Jr./ 46   Appointed  as  a  Class  I        1993         129,586 (b) (c)      9.1
                           Director  May  12,   1993;
                           Vice President of  Western
                           Environmental Services and
                           Testing, Inc. 1981 through
                           1997. President of Western
                           Environmental  Services  &
                           Testing,  Inc.  and  Vice-
                           President     of     Hawks
                           Industries, Inc. beginning
                           in 1998. Mr. Meador had no
                           gap  in   his   employment
                           President andePresidentiof
                           Western      Environmental
                           Services & Testing, Inc.

Gerald M. Moyle/ 44        Appointed  as   Class   II        1994                9              .0
                           Director  June  30,  1994;
                           Land  Manager   of   Brown
                           Operating,   Inc.    since
                           1984.


(a) Included are 12,420 shares allocated in the Company's Employee Stock Ownership Plan-Trust.

(b)Included are 15,179 shares allocated to Mr. Meador and his spouse in the Company's Employee Stock Ownership Plan-Trust.

(c)Included are 1,801 shares Mr. Meador and Mr. Hinchey own through H & M Properties.


                       RESUME OF NOMINEE GERALD E. MOYLE

Gerald E. Moyle, Director

   Mr. Moyle graduated from the University of Wyoming in 1977 with a Bachelor of Science degree. He was a staff accountant for Fox & Company from 1977 to 1979 when he became controller of LR Company to 1980; was vice president of Cowboy Resources, Inc. from 1980 to 1984. From 1984 to the present, Mr. Moyle has been explorationnandrdevelopmentecompany.n HedwasoelectedatongthenBoardnofilDirectors for Hawks Industries, Inc. June 30, 1994.

   The Board of Directors met formally twice during the fiscal year. Mr. Moyle was present for both meetings. All other directors were present for the meetings of the Board of Directors in fiscal 1998. In addition, discussions were held frequently on an informal basis, and all action specifically required to be approved by the Board of Directors, pursuant to the Wyoming Corporation Law, was taken by written consent setting forth the action so taken signed by all the directors provided by Section 141 (t) of the Law.

    The Board of Directors audit committee  consists of  Gerald E. Moyle,  James
E. Meador, Jr., and Dwight B. Despain.

    The Board of Directors has no nominating or compensation committee.


              REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

      The following table sets forth all cash compensation paid by the Company during the fiscal year to executive officers whose cash compensation exceeded $60,000 and to all executive officers as a group.

                             Executive Compensation
                                  Annual compensation                Long term compensation
                                                                   Awards          Payout
Name and principal      Year    Salary Bonus  Other annual Restricted  Securities   LTIP   All other
position                        ($)     ($)   Compensation    Stock    Under-Lying payouts  Compen-
                                                  ($)       Award(s)    SARSi(#)     ($)     sation
         (a)            (b)     (c)     (d)       (e)          (f)         (g)       (h)      (i)

CEO-Bruce A. Hinchey    1999  104,000   -0-      (a, b)        -0-         -0-       -0-      -0-
President and Director  1998   80,000   -0-      (a, b)        -0-         -0-       -0-      -0-
of Hawks Industries,    1997   87,800   -0-      (a, b)        -0-         -0-       -0-      -0-
Inc. Vice President of
Western Environmental
Services & Testing,
Inc.

James E. Meador, Jr.    1999  103,000   -0-      (a, b)        -0-         -0-       -0-      -0-
Vice President and      1998   80,000   -0-      (a, b)        -0-         -0-       -0-      -0-
Director of Hawks       1997   87,800   -0-     (a, b,)        -0-         -0-       -0-      -0-
Industries, Inc.,
President of Western
Environmental Services
& Testing, Inc.

Joseph J. McQuade       1998   37,320   -0-       (a)          -0-         -0-       -0-      -0-
President, CEO and      1997   98,280   -0-       (a)          -0-         -0-       -0-      -0-
Director of Hawks
Industries.

All Executive Officers  1999  207,000   -0-                    -0-         -0-       -0-      -0-
as a Group (Two in      1998  160,000   -0-                    -0-         -0-       -0-      -0-
number)                 1997  273,880   -0-                    -0-         -0-       -0-      -0-


(a)>Messers. Hinchey, Meador and McQuade received other compensation valued at less than 10% of the compensation reported in this table.
(b) Pursuant to employment agreements expiring 2004, Messers. Hinchey and Meador would receive a lump sum payment of approximately four years' salary and each would receive approximatelY $100,000 in consideration of receiving a reduced salary in past years if employment should be terminated by the Company without cause.

   Directors who are not employees are paid $300 per meeting for their attendance at Board meetings. All directors are  reimbursed  for  reasonable out-of-pocket  expenses  incurred  in connection with attending Board and
Shareholder's meetings.

                      EMPLOYEE STOCK OWNERSHIP PLAN TRUST
   The Plan was Adopted in December 1975. Annual contributions by the Company are not mandatory, but the Plan provides for annual contributions by the company to the profit-sharing trust for the account of eligible employees in an amount up to 25% of their salaries subject to the limitation imposed by ERISA. The Plan provides that the Trustee shall invest the funds in shares of Common Stock of the Company purchased either in the open market, directly from the Company, or from existing shareholders. All of the shares will remain with the Trustee until paid to employees upon leaving the Company's service. In the event of retirement, disability or death, the entire amount of the employee's credit will be directly distributed to the employee or his named beneficiary. Upon termination, other than by reason of death, disability or retirement, the amount at termination will be a percentage of the amount of his account as follows:

                               Years            Percentage
                                ---------------------------
                                  2                  20%
                                  4                  60%
                                  5                  80%
                                  6                 100%

     The Company has the right to amend or terminate the Plan at any time. The purpose of the Plan is to provide employees with additional incentive and opportunity, through the Company contribution, to acquire an Ownership in the Company by becoming shareholders.

     During the Fiscal year, the amounts accrued by Mr. Hinchey and Mr. Meador and his spouse were, respectively $3,672 and $4,667.

     The Company terminated the Plan June 30, 1999, and made distributions of all assets in the Plan to the employees. Mr. Hinchey and Mr. Meador did not take a direct distribution of their portion of the Plan but rather, had it rolled over into their 401 K Plans. The roll-over for Mr. Hinchey consisted of 12,263 shares of the Company's common stock and $6,698.82 in cash. Mr. Meador's roll-over consisted of 12,339 shares of the Company's common stock and $6,716.49 in cash.

                          INCENTIVE STOCK OPTION PLAN

     The Plan approved by the Shareholders of the Company on June 15, 1982, authorized the stock incentives for key executives to further the identity of their interest with the interests of the shareholders and to increase their
stake in the future  growth and prosperity  of the Company.   This Plan  expired
June 15, 1992. The Plan was intended to induce continued employment of key executives and, by offering comparable incentives, to enable the Company to compeAs ofrthetdatet,ofnthistProxyoStatementxethereeare options outstanding for 2,688 shares under the Plan. They were issued in September 1990 and will, if not exercised previously, expire in September of 2000.

                              SECTION 16 REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Officers, Directors, and greater than 10% stockholders are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it and written representations from certain reporting persons, the Company believes that, during the period January 1, 1998 to December 31, 1999, all filing requirements applicable to its Officers, Directors, and greater than 10% beneficial owners were completed and timely filed.


                                   BACKGROUND

                             PROPOSALS 1, 2, AND 3

     In the spring of 1999, the Buyers contacted the President of the Company, Bruce A. Hinchey, with a proposal to secure a controlling interest in the Company's common stock through a private placement.

     The Buyers represented that they were interested in returning the Company's notminterestedsinfcontinuingtthelenvironmentalptestingnbusinesseconductednbywthe
Company's subsidiary, Western Environmental Service & Testing, Inc.

     The Company was originally founded and has operated as a natural resource exploration and development company. However, due to a constricted cash position as a result of low crude oil prices for the past several years, the Company has been unable to pursue natural resources projects. The Company's officers and employees maintain an expertise in the oil and gas business. The President of the Company, Bruce A. Hinchey, studied petroleum engineering in college for two and one-half years and has directed the Company's oil and gas section for the past seven years. Mr. Bill Ukele, the Company's Chief Financial Officer, has over twenty years of oil and gas experience. Other employees have various engineering degrees including petroleum engineering training.

     Management and the Company's Directors recognized that the private placement with the Buyers would allow the Company to refocus its efforts into the natural resources business allowing Management and the Company's employees to return to the type of business the Company was originally formed to conduct and therefore negotiated the private placement of common stock at the Company's book value per share. The Buyers originally offered to acquire the Company shares at the NASDAQ trading price which was approximately $0.90 per share. The Board of Directors rejected that offer and demanded the book value per share at the time, which was $1.60 prior to the stock dividend. The Buyers agreed to the Directors' price per share demand. The private placement of common stock requires an increase in the number of authorized shares of the Company's common stock by its shareholders.

     As part of the private placement transaction, the Buyers required a liquidation of the Company's environmental testing subsidiary and related assets and a redemption of the principal shareholders' common stock in the Company. In shareholders,.transferredn100%meinterestainrWestern tEnvironmentalrServicesciand
Testing, Inc. to the Company in exchange for their current holdings of the Company's common stock. The environmental testing subsidiary has remained substantially the same size since its acquisition by the Company. Results from the environmental testing business have yielded a lack of stability in income to the Company. In fact, the Company has experienced losses in some years since the business was acquired. Therefore it was determined by the Directors, other than Mr. Hinchey and Mr. Meador, that the environmental testing business did not produce the desired results to the Company and a return of the environmental testing business in exchange for the common stock originally conveyed for the business would satisfy both the Buyers' requirements in the private placement transaction and should be submitted to the shareholders of the Company for their approval. Other assets of the Company are being used in Proposal 3 to satisfy obligations and liabilities of the Company to the Principal Shareholders. The Company's management and Directors did not receive or consider any other business opportunities or offer other than from the Buyers.

     As a result of the Agreement, the Buyers will control both Hawks and North Star and will be able to determine the terms of any transactions between them. North Star will have shareholders other than the Company who will indirectly share in any benefits and burdens of North Star resulting from transactions with the Company

     Results of the above described negotiations and proposed transactions were all conditioned on the approval of a majority of the Company's Shareholders at its next Special Meeting in lieu of the Annual Meeting. If any one of the three proposed transactions is not approved by a majority of the shareholders, all of the proposed transactions will be terminated. The proposed transactions are set forth in Proposals 1, 2, and 3 which follow.


                                   PROPOSAL 1

                       AUTHORIZE INCREASE IN COMMON STOCK
                     $0.01 PAR VALUE FROM 5,000,000 SHARES
                              TO 50,000,000 SHARES

     The Company requests the authorization from a majority of its voting Common Stock, $0.01 par value shareholders to increase the number of authorized Common Stock, $0.01 par value shares from 5,000,000 to 50,000,000.

     The increase in the number of authorized shares is necessary to complete the June 10, 1999 private placement transaction which is described in detail in Proposal 2 below. The increase in authorized shares will result in 10 times more shares being available for issue by the Company and, if issued, could result in a dilution of interest ownership by existing shareholders. The rights of the existing shareholders will not be altered by this increase and the newly authorized shares will carry the same rights, privileges and powers which currently exist with the Common Stock, $0.01 par value shares. The increase in the authorized shares of common stock will in some cases allow the Company to issue additional shares without shareholder approval. The issuance of additional shares otherwise than a stock split or stock dividend will have a dilutive effect on shareholder ownership of the Company and as a result, reduce the percentage ownership of the shareholder. The proposed Resolution to increase the authorized number of shares in the Company is attached hereto as Exhibit "A" to this Proxy Statement.

                    45,000,000 AdditionalUAuthorized Shares

                            Use                                                       Number of Shares
                            ---                                                       ----------------
Shares to be Issued In Private Placement described in                                        6,718,750
   Proposal 2
Shares to be issued if all options are exercised in                                         15,453,125
   Private Placement described in Proposal 2
Shares authorized but not issued                                                           22,828,125*
                                                                                           -----------
      Total Additional Shares                                                               45,000,000

     *The Company has no present plans, commitments or understandings with regard to the issuance of any of the presently authorized but unissued shares.

                                   PROPOSAL 2

                       PRIVATE PLACEMENT OF COMMON STOCK

     On June 10, 1999, the Company entered into an Agreement, which as amended , is with Universal Equities, Consolidated, LLC, David H. Peipers, The Cornerhouse Limited Partnership and The Winsome Limited Partnership (collectively referred to as "Buyers") which will allow Buyers to secure a controlling interest in the Company's common stock through a private placement. The value placed on the Company's shares in the offer was approximately $1.49 per share for at least 6,718,750 shares of common stock yielding the Company a consideration of $10,000,000. The Agreement was amended on September 23, 1999, October 15, 1999, January 31, 2000, and April 17, 2000 and references to the Agreement herein are to the Agreement as amended. The Agreement also includes the right for a period of up to eight months after the initial closing to buy up to be receivedaby1the5Companyhwill abet$33,000,000cif alle22,171,875osharesatare purchased for approximately $1.49 per share.

     The amount paid will include at least $5,000,000 in cash, with the remainder of the consideration being paid in cash and/or at Buyer's option, transfer of Buyer's rights in and to a debt obligation from North Star Exploration, Inc. ("North Star") up to a maximum of $10,200,000 and/or North Star common stock up to a maximum of $16,950,000 and/or Zeus Consolidated Holdings, Inc. ("Zeus") common stock, up to a maximum of $850,000. At Buyers' election, up to an additional $400,000 of North Star indebtedness may be transferred in which event the total North Star and Zeus stock transferred will be reduced by an equivalent amount. Acquisition of half of the North Star shares being acquired will be accomplished by transfer of all of the shares of a holding company which presently holds such shares and has no other assets and no liabilities. The principal offices of North Star and Zeus are located at 12600 West Colfax Avenue, Suite C-500, Lakewood, Colorado 80215 and their telephone number is (303) 986-0100.


                     DESCRIPTION OF BUSINESS AND PROPERTIES

     North Star is a privately held Nevada corporation that is engaged in the business of acquiring, exploring and developing mineral properties in the State of Alaska.

     On May 27, 1997, North Star entered into an Option Agreement (the "Option Agreement") with Doyon, Limited ("Doyon"), a corporation owned by Native Americans, with respect to certain lands as to which Doyon received rights under the Alaska Native Claims Settlement Act. The Option Agreement provides North Star with the exclusive right to explore for minerals until January 1, 2002, to producermineralsidpursuant itothsuchurleases.uch Thelooptionedanlandsdeencompass approximately seven million acres comprised of 24 individually named blocks, plus additional rights to surrounding lands within a defined area of interest.

     The Option Agreement requires North Star to spend $9 million over the life of the Option Agreement, with minimum commitments per year and with specific minimum expenditures per block. Exploration expenditures in excess of the minimum amount may be carried forward and credited to expenditure requirements for future years with certain limitations.

     At any time during the term of the Option Agreement, North Star may, if it has conducted a specified minimum amount of drilling, made a specified minimum amount of exploration expenditures and received a positive pre-feasibility study with respect to a particular mineral area, exercise its option to lease that area for mineral development for a specific term. If North Star achieves commercial production during the initial term, the lease will continue so long as there is commercial production. North Star may obtain leases both on areas currently owned by Doyon, and on areas from lands selected by Doyon pursuant to the Alaska Native Claims Settlement Act but not yet conveyed to Doyon. North Star has the right to add additional surrounding lease lands to the base lease in the event that further drilling delineates additional mineable reserves.

     Each mining lease is required to provide for an annual payment to Doyon commencing upon the execution of the lease of a specified amount per acre leased, but not less than a specified annual minimum total until a feasibility study is delivered to Doyon. If a feasibility study is not delivered to Doyon before the fifth anniversary of the lease, the annual per acre and total amounts increase. North Star must also incur minimum expenditures until the feasibility study is delivered to Doyon. Starting on the date of submittal of a feasibility study, North Star must pay Doyon a yearly advance royalty which is larger than recoupnablemoutmof 50%aoftfutureasroyalties.rioFromocommencement ofndcommercial production until payback North Star is required to pay Doyon a specified percentage royalty of net smelter returns or a larger specified percentage share of net profits, whichever is greater, and after payback a larger specified percentage royalty of net smelter returns or a share of net profits, whichever is greater. Doyon reserves the right, after delivery of a positive feasibility study, to buy a fractional portion of North Star's equity in a project for a price slightly less than a proportionate amount of North Star's cost.

     As of March 31, 2000, North Star had spent $5,608,980 of the $9 million required to be spent over the term of the Option Agreement. The fieldwork in which these sums have been spent has resulted not only in extension of some of the existing prospects but also in the discovery of a number of new prospects. These include a gold-silver prospect in the Kaiyah area southwest of Galena, Alaska; a gold-polymetallic prospect in the East Divide area of the Healy Village block, another gold-polymetallic prospect in the Cross Gulch area in western Alaska; and a third gold-polymetallic prospect near the Northway Road-Alaska Highway intersection in the Northway Village Block. Sufficient work has not yet been done in any of these areas, however, to establish the existence of any proven or probable reserves.

     North Star has not yet exercised its option to lease any mineral area for development. It is North Star's intention to exercise such options at such time that it can do so on behalf of a joint venture or partnership in which it and another acceptable party will each have an interest.

     The first such option that North Star contemplates exercising is the subject of a letter of intent that has been signed by North Star with International Bravo Resource Corporation, a publicly owned Alaska corporation the shares of which are traded on the Canadian Venture Exchange ("Bravo"). The "Final Contract")rgiving tBravohthearrightitoeacquirentar51%tointeresteinntthree properties known as the Healy Lake block, Dot Lake Block and Tanacross Block properties, by issuing 200,000 shares of Bravo to North Star and by spending at least $5 million on the properties over a period of six years. The letter of intent further states that, upon the completion of the acquisition of a 51% interest in the properties by Bravo, it and North Star intent to enter into a joint venture agreement which will include provision for Bravo to increase its interest to 70% in designated specific prospects within the area of the properties. Consummation of the transaction is conditioned upon execution of the Final Contract and approval of the transaction by Doyon and the Canadian Venture Exchange.

     North Star has a staff of ten persons, consisting of five employees, who render executive and administrative services, and five consultants, who render primarily geological services. North Star's president is Walter Tyler, who received a professional degree as a geological engineer from the Colorado School of Mines in 1957 and has over 40 years of experience as an exploration manager and geologist, including conducting and supervising exploration, feasibility, economic and production studies of mineral properties in the lower forty-eight states, Alaska, Canada, Mexico and a number of South American and African countries. In addition to performing technical duties, his responsibilities have included administration of technical personnel and coordination of staff and contractors. Currently and for the past four years, he has served on the board of directors of Etruscan Ventures Ltd., a company whose shares are listed on the Toronto Stock Exchange, and on the board of Magna Consolidated Ventures Ltd., a company whose shares are listed on the Canadian Venture Exchange, and as a senior advisor to three private international exploration companies having millions of dollars in assets.

     Zeus is a private Nevada corporation the business of which is to explore includedlin the tDoyontpropertiesasand which areeroutsideptheieareaiof interest pertaining thereto. The properties being developed by Zeus are known as the Divide, Central and West Pogo properties. Exploration and development of those properties is provided for in a letter agreement that Zeus has entered into with Bravo granting Bravo the right to elect to acquire a 51% interest in each of the three properties. With respect to each property the consideration required to be provided by Bravo is (1) the issuance to Zeus of 200,000 shares of Bravo and
(2) the incurring by Bravo of expenditures for maintenance, exploration and development amounting to $1 million by December 31, 2002 in the case of each of two of the properties and $3 million by December 31, 2003 in the case of the third (i.e. a total of 600,000 shares and $5 million of expenditures in order for Bravo to be entitled to exercise its rights to acquire a 51% interest in all three properties). The initial installment of 150,000 shares was issued to Zeus by Bravo on September 29, 1999. It is contemplated that each of the properties as to which Bravo completes the required transfer of shares and expenditures will be transferred to a new limited liability company in which the initial interests of the parties will be 51% for Bravo and 49% for Zeus, both subject to a dilution in the event of an election by a party not to contribute its proportionate share of proposed programs or budgets for future development of the property. Formal, definitive agreements to effectuate the foregoing terms are in the process of being prepared.

     Zeus does not have any employees. Its officers are officers of North Star who hold the same titles in Zeus that they hold in North Star.

                          North Star Exploration, Inc.
                         Selected Financial Information

As of and for periods ended:   12/31/97    12/31/98    12/31/99   (Unaudited) (Unaudited)
                               --------    --------    --------    --------    --------
Operating revenues                      $           $           $         -0-         -0-
                                      -0-         -0-         -0-
Income (Loss)                   (795,878) (2,975,786) (4,755,263)   (989,003)   (801,736)
Total Assets                      273,765     529,390   1,010,925     951,105     997,641
Debt to Affiliate               1,015,367   3,879,155   8,643,112   5,251,972   9,413,462
Affiliate Cash Dividend               -0-         -0-         -0-         -0-         -0-

                        Zeus Consolidated Holdings, Inc.
                        Selected  Financial Information

                                     Period from
                                      Inception       March 31,
As of and for the   December 31,      (03/1/99 _        2000
period  ended:          1999          03/31/99)      (Unaudited)
Operating revenues $       16, 013              -0-           -0-
Income (loss)            (170,084)          (6,782)       (9,019)
Total assets                17,358            1,800        22,890
Debt to affiliates         157,903            6,781       126,335
Cash dividends                 -0-              -0-           -0-

                               Comparative Table
                                    Hawks Industries, Inc.
                                    ----------------------

                                    12/31/98     12/31/99    03/31/99  03/31/00
                                    --------     --------    --------  --------
(i)   Book value per share           $1.55        $1.53       $1.54     $1.35
(ii)  Cash dividends                  -0-          -0-         -0-       -0-
(iii) Income (loss) per share         0.10        (.01)        0.02     (0.18)

                                    North Star Exploration
                                    ----------------------

(i)   Book value per share            $-0-       $(0.43)      (0.24)    (0.49)
(ii)  Cash dividends                   -0-         -0-         -0-          -0-
(iii)  Income (loss) per share       (0.15)       (0.24)      (7.69)    (.04)

                                       Zeus Consolidated
                                       -----------------
                                        Holdings, Inc.
                                        --------------
(i)   Book Value per share                                    (.22)     (7.81)
(ii)  Cash dividends                                           -0-       -0-
(iii)  Income (loss) per share                (7.69)          (.30)     (.12)

                     North Star Management's Discussion and
                      Analysis of Financial Condition and
                             Results of Operations

     North Star is still in the exploration stage, that is, it is still exploring for minerals and developing additional information about sites that are discovered. North Star has not yet exercised any options to lease prospects and tExpenditures for explorationdincreasednfroms$701,734eforo1997 to $2,378,156 for 1998 and to $2,943,925 for 1999. The increases were due to intensification of North Star's exploration and development activities in an effort to accelerate the time when achievement of revenues can be accomplished. Expenditures for exploration for the three months ended March 31, 2000 were $304,435 as compared with $555, 596 for the three months ended March 31, 1999.

     General and administrative expenses increased from $70,165 for 1997 to $435,385 for 1998 and to $1,331,720 for 1999. The increase in 1999 was caused partly by professional fees incurred in the third and fourth quarters and the additional administrative expenses incurred in connection with managing operations and dealing with contemplated transactions. General and administrative expenses were $330,435 for the three months ended March 31, 2000 as compared to $348,009 for the three months ended March 31, 1999.

     Because of the absence of revenue, it has been necessary for North Star to borrow the funds needed for operations. Interest expense increased from $22,824 for 1997 to $152,463 for 1998 and to $446,331 for 1999. Interest
expense was $158,786 for the three months ended March 31, 2000 as compared with $75,520 for the three months ended March 31, 1999.

     Primarily as a result of the above increases in expense, net losses increased from $795,878 for 1997 to $2,975,786 for 1998 and to $4,751,484 for
1999. Net loses were $801,736 for the three months ended March 31, 2000 as compared with $989,003 for the three months ended March 31, 1999.

     It may be noted that these net losses reflect the fact that all exploration costs have been treated as expenses as they have been incurred.

     All of the funding for North Star to date has been provided by Equistar Buyersi("Equistar").s,Equistar hasaadvancede$9,413,462las ofmMarch 31,e2000 tto cover cash used in operations since inception of $8,501,844 and cash used in investing activities of $902,301. Investments of $630,000 were made to acquire leasehold interests and $252,301 was used to acquire equipment from inception to March 31, 2000. Equistar has committed to fund the operations of North Star through June 30, 2001, unless other financing is secured prior to that time. Such funding by Equistar will be unnecessary if Proposal 2 is adopted for in that event such funding will be furnished by the Company, which will use for that purpose, to the extent required, $4,500,000 of the cash consideration that will be received by the Company. With respect to a portion of North Star's properties, funding may be furnished by International Bravo Resource Corporation ("Bravo") to the extent it exercises its option, if the letter of intent ripens into a binding agreement. Apart from the possibilities of the Bravo transaction, it does not appear that North Star will have any other internal source of liquidity within the next twelve months.

     The following table summarizes the borrowings that have been made by North Star from Equistar from inception through December 31, 1999. The indebtedness bears simple interest at the rate of 7 percent per annum, payable at maturity along with the principal on March 31, 2001. North Star's indebtedness to Equistar is the debt obligation of North Star that will be assigned to the Company (in whole or in part, depending on whether the minimum or maximum number of shares are purchased) if Proposal 2 is approved.

      Date            Principal         Interest      Total for Period

Jan-Jun 1997      $      327,500.00 $        3,125.04 $      330,625.04
Jul-Dec 1997             661,102.08         19,698.53        680,800.61
Jul-Dec 1998           1,635,155.00        102,302.00      1,737,457.00
Jan-Jun 1999           2,772,835.00        176,251.69      2,949,086.69
Jul-Dec 1999           2,180,470.00        270,084.58      2,450,554.58

Jan-Mar 2000             770,350.00        158,785.51       929,135.51
Total, inception
To 03/31/00           $9,413,462.08       $780,408.60    $10,193,870.68

                        Zeus Consolidated Holdings, Inc.
               Management's Discussion and Analysis of Financial
                      Conditions and Results of Operations

     Zeus' revenues from operations in 1999 and the first three months of 2000, were limited to a non-cash item of $16,013, which consisted of the 150,000 shares of stock of Bravo that were delivered as the first installment under the letter option agreement, as amended (the "Letter Option Agreement") referred to in Note 1 to the Financial Statements. It appears that the absence of any source of cash operating revenue will continue during most of 2000, except possibly for Bravo's obligation to reimburse Zeus for certain minimum assessment work and claims maintenance expenditures estimated in the Letter Option Agreement at $41,600. However, Bravo's obligation to make such payment is conditioned upon Bravo's receipt of funds from its "September 1999 financing" which Zeus is informed had not yet been commenced at April 1, 2000.

     It appears that, if Bravo decides to maintain its option rights in full, two additional installments payable in Bravo stock will have to be paid to Zeus during the rest of 2000, each for the same number of shares as the first installment, one (subject to approval of the Canadian Venture Exchange) upon the filing and acceptance of Zeus' 1999 assessment work, which filing and acceptance has been accomplished, and the other on or before December 31, 2000. However, payments willdnot havettombenmade. aMoreover,tthe sharessofsBravorstock issuable to Zeus pursuant to the Letter Option Agreement will be subject to holding period and other restrictions under the British Columbia securities laws and Canadian Venture Exchange rules and, therefore, not immediately be freely salable.

     It is anticipated that funds necessary to explore and develop the properties will be expended by Bravo as part of the minimum expenditures it is required to make in order to preserve its option rights, and that those expenditures will include future minimum assessment work and claims maintenance. Should the last mentioned items fail to be paid by Bravo, it will be necessary for Zeus to obtain the necessary funds elsewhere in order to preserve its mineral rights. In the absence of any other source, it is anticipated that such funds will be obtainable, at least through June 30, 2001, from Equistar. Equistar has advanced funds to Zeus in the past and has stated that it intends to continue to provide financial assistance to Zeus to enable it to carry on its operations through at least June 30, 2001, unless Zeus becomes able to finance its operations internally or from other sources prior to said date.

     As a result of this transaction, the controlling interest in the Company will be owned by the Buyers or their designees in the following amounts.

                            Required Minimum Amount
                              of Shares Purchased
                              Under the Agreement

                                                 Percentage
                                 Number of      Ownership of
   chaser                         Shares            Company         sideration
---------                         ------        -----------      -------------
Universal Equities
  Consolidated, LLC                 3,359,375      43.20531%   $     5,000,000


David H. Peipers                    1,679,688      21.60265%         2,500,000


The Cornerhouse Limited
  Partnership                       1,007,812      12.96159%         1,500,000

The Winsome Limited
  Partnership                         671,875       8.64106%         1,000,000

            Total                   6,718,750      86.41061%   $    10,000,000

                            Maximum Amount of Shares
                            Allowed to be Purchased
                              Under the Agreement

                                                Percentage
                                Number of      Ownership of
Purchaser                        Shares         the Company      Consideration
---------                        ------         -----------      -------------

Universal Equities
  Consolidated, LLC              11,085,938        47.72558%   $    16,500,000

David H. Peipers                  5,542,969        23.86279%         8,250,000
The Cornerhouse Limited
  Partnership                     3,325,781        14.31767%         4,950,000

The Winsome Limited
  Partnership                     2,217,187         9.54512%         3,300,000


            Total                22,171,875        95.45116%   $    33,000,000

       The Company's Board of Directors have carefully reviewed the proposed transaction and believe it to be in the best interest of the Company and its shareholders. The transaction will inject at least $5,000,000 in cash most of which is intended to be used to the extent required for exploration and development of North Star's interests in the Doyon lands over the next twelve months.

     Any portion of the cash not so used and the rest of the consideration in the private placement will be used by the Company for general corporate purposes and future operations, which may include, in addition to exploration of North Star's mineral rights, projects related to sustainable (i.e. environmentally friendly) development of energy natural resources and the furnishing of funds which the Company may be called upon to contribute in connection with its existing oil and gas interests. The rights of the Company's Shareholders after the transaction will not differ materially from their rights before said transaction.

     The following graph shows the intended use of the cash portion of the consideration that will be received if Proposal 2 is approved:

                         INTENDED USE OF CASH PROCEEDS
      Expenditure             Amount      Percent
      -----------             ------      -------
 North Star Exploration   $  4,500,000.00     90%
Oil and Gas Development        500,000.00     10%

   Total Expenditures        5,000,000.00    100%

     The non-cash portion of the consideration, which will consist of indebtedness of North Star if the minimum number of shares is purchased, and of indebtedness of North Star and shares of North Star and Zeus if the maximum number of shares is purchased, will in either event be retained as an investment by the Company.

     While the Company intends to use $4,500,000 of the cash consideration to be received in the transaction to fund operations of North Star, the Company is not contractually obligated to do so and will be free, if not all of the $4,500,000 is needed for that purpose, to use the part not so needed for the Company's other above mentioned activities.

     The Company will either own over 80 percent of the outstanding stock of North Star,if the buyers elect to purchase the maximum number of the Company's shares permitted by the Agreement, or none of the outstanding stock of North Star, if the Buyers purchase only the minimum number of the Company's shares called for by the Agreement. The Buyers have the right to choose whether tomake the maximum or the minimum purchase.

     Regardless of whether they purchase the maximum or minimum number of the Company's shares, the Buyers will control both the Company and North Star and be in a position to detemine the terms on which any financing of North Star by the company takes place. They Buyers have advised the Company that it is their fundstthe tcompany makes availableistoe NorthhStar,padebt ainstruments,ioequity instruments and/or a combination of both (e.g., notes, stock and/or convertible debentures) in an amount commensurate with the amount of funds made available. At that time there will still be North Star stock owned by persons other than the Company (including the Buyers, if the minimum number of the company's shares is purchased under the Agreement) who will, as stockholders of North Star, indirectly share in any benefit derived, and in any burden assumed, by North Star as a result of its being financed by the Company.

     The Company does not anticipate taking any formal role in North Star's business activities, but as North Star's biggest lender and possibly largest stockholder (if the maximum number of the Company's shares is purchased under the Agreement) the company would expect its views, if any, on matters of general business policy to receive respectful attention.

     The transaction will be accounted for as a reverse acquisition and should not result in a taxable event. If a gain were recognized by the Company, it may be offset by the Company's operating loss carry-forwards. No federal or state regulatory requirements must be met or approval obtained in connection with this Transaction.

     The Company on March 31, 2000 had a net operating loss ("NOL") carryforward of $8,763,498. The Tax Reform Act of 1986 made substantial changes with regard to NOL carryforwards. After an "ownership change" the taxable income of a loss corporation available for offset by pre-change NOL carryforwards is limited annually to a prescribed rate times the value of the loss corporation's stock immediately before the ownership change. In general, an ownership change occurs if ownership of more than 50% in value of the stock of the loss corporation changes during the three year period preceding the test date. Under federal tax law, the amount and availability of loss carryforwards are subject to a variety Code,ttherutilizationdofesuchcloss carryforwardacouldtbetlimitedaor. effectively lost upon completion of the transaction in Proposal 2. The net operating loss carryforwards expire between 1999 and 2012. The loss of the NOL carryforward would result in the Company loosing the ability to offset as much as $8,763,498 in future earnings and therefore the Company would pay the tax on those potential future earnings as required by the Internal Revenue Service.

     Prior to the proposed transaction, none of the Company, its directors, officers or affiliates has had any material contracts, arrangements, understandings, relationships, negotiations, or transactions with the Buyers, North Star or Zeus. Buyers have no plans to designate or otherwise transfer ownership of their Company shares acquired in the proposed transaction. The Buyers, directly and through affiliates, own more than eighty percent (80%) of the outstanding shares of North Star and Zeus.

     The Agreement also requires the redemption of shares in the Company owned by Bruce A. Hinchey, James E. Meador, Jr. and the Anne D. Zimmerman Revocable Trust, dated November 14, 1991, in exchange for certain assets of the Company. Details of this transaction are discussed in Proposal 3 below.

     The private placement described above is subject to the Company's Shareholder approval at its Special Meeting in lieu of the Annual Meeting. A majority of the shareholders in attendance or voting by proxy in favor of the Proposal will be required for its approval. A copy of the June 10, 1999 Agreement has been filed with the SEC in the form of an 8-K Report and is incorporated herein by reference. The audited financial statements as of December 31, 1999 and 1998 and for the period from inception (January 31, 1997) to December 31, 1999 as well as unaudited financial statements for the periods ending March 31, 2000 and 1999 for North Star Exploration are presented as
Exhibit G to this Proxy Statement. The audited financial statements as of December 31, 19999 asdwellr aseunaudited ofinancialostatements1,for9the periods ending March 31, 2000 and 1999 for Zeus Consolidated Holdings, Inc. are presented as Exhibit H to this Proxy Statement.



                     REDEMPTION OF PRINCIPAL SHAREHOLDERS'
                          STOCK WITH CORPORATE ASSETS

     On June 9, 1999, the Company entered into an Agreement with officers and directors, Bruce A. Hinchey and James E. Meador, Jr. and principal shareholder Anne D. Zimmerman Revocable Trust dated, November 14, 1991 (collectively referred to as "Principal Shareholders"), to acquire all of the Principal Shareholders' common stock in the Company excluding their ESOP shares, and their release of the company from certain liabilities, in exchange for assets of the Company. A copy of the Agreement has been filed with the SEC in the form of an 8-K Report and is incorporated by reference. Said Agreement sets forth the terms and conditions of the redemption of shares. The redemption of shares is required by the Buyers to insure they receive a minimum of 86% of the outstanding shares of common stock in the Company to assure the Buyers of the continued control in the event that the Company of the Buyers should sell shares of common stock of the Company to other parties, publicly or privately, in the future (although at the present time no such plans have been made) and because the Buyers do not want to continue to operate the environmental testing subsidiary. The redemption of shares proposal is made pursuant to the Agreement dated June 10, 1999, which has also been filed with the SEC in the form of an 8-K Report and is incorporated by reference.

     The June 9, 1999 Redemption of Shares Agreement was determined as a result of negotiations between the non-interested Directors and three Principal JameshE.deMeador,o Jr.,tarethOfficersncandlDirectorsdeof, thecCompanyinandy have conflicting interests as a result of their service as Officers and Directors. It is the intent of Mr. Meador and Mr. Hinchey to continue operation of the environmental testing business upon completion of this transaction.

     The Agreement requires in part, an exchange of the assets used by the Company in its environmental testing business. Those assets were originally transferred to the Company in 1992 by Mr. Hinchey and Mr. Meador in exchange for their stock in the Company. The current exchange basically returns the stock to the Company and the assets to Mr. Hinchey and Mr. Meador which is the way they were held prior to the 1992 exchange. The Agreement also eliminates all liability the Company has to Mr. Hinchey and Mr. Meador as a result of termination under their Employment Agreements. Considering the original 1992 exchange of assets for stock and the release of all Company liabilities to the Principal Shareholders, the Company believes the Redemption of Shares Agreement provides a fair consideration for the shares redeemed.

     The  assets  used  in  the  exchange  of  common  stock  of  the  Principal
Shareholders are provided in Note 1 of the Hawks Industries, Inc. and Subsidiaries Notes to Pro Forma Condensed Consolidated Financial Statements, and include all the common stock in Western Environmental Services and Testing, Inc which owns a 15,100' building in Natrona, County, Wyoming, all common stock in Central Wyoming Properties, Inc. which sole asset is 33.7 acres of undeveloped land east of Casper, Wyoming, all the Company's W.E.R.C preferred stock, and overriding royalties. A portion of the assets being transferred include the building in Natrona County, which houses both the environmental testing business and the oil and gas operations. The building, and the debt associated with the building, is proposed to be transferred to the Principal Shareholders as part of Proposal 3. There are no special attributes of the building which not beqaiproblem inecontinuingasthesoilsandngashoperations ooftthebCompany atila new location.

     The Agreement was unanimously approved by the Company's Board of Directors with Bruce A. Hinchey and James E. Meador, Jr. abstaining from said approval. The redemption of shares described above is subject to the Company's shareholder approval at its Special Meeting in lieu of the Annual Meeting. A majority of the voting shareholders casting votes in favor of the Proposal will be required for its approval.

     Pro Forma condensed consolidated financial statements reflecting the Environmental Testing and Management segment are presented as Exhibit C to this Proxy Statement.

     Pro Forma Condensed Consolidated Financial Statements for the Redemption of
Principal  Shareholders'  Stock  with  Corporate  Assets  and  Minimum   Private
Placement of Common Stock are presented as Exhibit D to this Proxy Statement.

     Pro Forma Condensed Consolidated Financial Statements for the Redemption of
Principal  Shareholders'  Stock  with  Corporate  Assets  and  Maximum   Private
Placement of Common Stock are presented as Exhibit E to this Proxy Statement.

     Unaudited financial statements for the Environmental Testing and Management Segment as of March 31, 2000 and December 31, 1999 and 1998 and for the three months ending March 31, 2000 and 1999 and the years ending December 31, 1999, 1998, and 1997 are presented as Exhibit F to this Proxy Statement.

                               Dissenters' Rights

     Shareholders are entitled under Wyoming law to dissent from the transaction fromrthedCompany,obut theynmusttastrictlyncomplytwithathe provisionshofr Article 13 of the Wyoming Business Corporation Act (the "Dissenters' Rights Statute").
In order to assert dissenters' rights under Wyoming Statutes, the dissenting shareholder must deliver to the Company written notice of their intent to demand payment for their shares if the proposed action is effectuated prior to the corporate vote on the action. The dissenting shareholder must also not vote in favor of the proposed action to preserve their dissenter's rights. If the shareholder does not give notice or votes in favor of the proposal, they will lose their dissenter's rights under the statute. The fair value of the dissenter's shares will be established by a court appointed appraiser if the Company and dissenter cannot agree on the fair value of the shares. A copy of the Dissenters' Rights Statute is included in this Proxy Statement as Exhibit "B" to this Proxy Statement. The statute gives the details of the rights for dissenting shareholders and should be carefully reviewed by all Shareholders of the Company.

                                   PROPOSAL 4
                               CHANGE OF DOMICILE

     If the transactions set forth in Proposal 1, 2 and 3 are approved by a majority of the Company's shareholders, the Company proposes that its Articles of Incorporation be amended to allow the Company to change its domicile from Wyoming to Nevada.

     The change of domicile will allow the Company to have the same domicile as North Star and Zeus, which will translate in smoother operations between the Company and those entities. The change of domicile will result in some changes in the existing shareholders' rights, powers and privileges as set forth below.

                          Some  Difference Between the
                     Corporation Laws of Wyoming and Nevada
     Action by stockholders without a meeting can be taken under Nevada law by written consent of the holders of a majority or such larger proportion of the shares whose votes would be required for approval of the matter at a meeting, Nev.Rev.Stat.78.320(2), but under Wyoming law only by unanimous written consent of all of the holders of shares entitled to vote upon the matter. Wyo.Stat.Ann. 17-16-704(A).


     Except for directors elected by cumulative voting or by the holders of a particular class of stock, directors can be removed under Wyoming law by vote of the holders of a majority of the shares entitled to vote in the election of directors, Wyo. Stat. Ann. 17-16-808, but under Nevada law only by vote of the holders of at least two-thirds of the shares entitled to vote in the election of directors, Nev.Rev.Stat. 78.335.

     To authorize an exchange of some of the shares of one corporation for all of the shares of another corporation, the approval by the holders of a majority of the outstanding shares of the company all of whose shares are being surrendered is required under the laws of both states, Nev. Rev. Stat. 92A.110; Wyo. Stat. Ann. 17-16-1103, but Wyoming law requires in addition that the approval by the holders of a majority of the shares of the other company be obtained if its shares are being changed or increased by more than twenty percent. Wyo. Stat. Ann. 17-16-1103.

     The percentage of the outstanding shares of a corporation that another corporation is required to hold in order for a merger to be permitted to be authorized by action of its board of directors without action by the shareholders of either corporation is 80 percent under Wyoming law, Wyo. Stat. Ann. Nevadablaw9permitsna corporationatoabe mergedewithtanother.kind of business entity, as for example a partnership or a limited liability company. Wyoming law does not have such a provision.

     Wyoming law permits a corporation organized under the laws of another jurisdiction to be "domesticated", that is to be thereafter treated in all respects as though it had been organized under the laws of Wyoming. Nevada law does not have such a provision.

     Under the laws of both Nevada and Wyoming, minority shareholders have a right to dissent from certain kinds of transactions, including most mergers, consolidations and sales by a corporation of substantially all of its assets, and to receive payment of fair value of their shares if they choose to do so and comply with the prescribed procedural requirements.

     The proposed change of domicile will be made in accordance with the requirements of Wyoming Statutes S 17-16-1720. This proposal will be voted upon at the Company's Special Meeting in lieu of the Annual Meeting if Proposal 2 and Proposal 3 are approved. A majority of the Company's Shareholders must vote for the proposal in order for it to be approved.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Representatives of the principal accountants for the Company are expected to be present at the Special Meeting in lieu of the Annual Meeting of Shareholders will have the opportunity to make a statement if they desire to do so; and are expected to be available to respond to appropriate questions.

     The entire expense of preparing,Oassembling,Iprinting and mailing the proxy form and the form of materials used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of the nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies. The Company will file with the United States Securities and Exchange Commission all materials used to aid in the solicitation of proxies.

                   DATE OF RECEIPT OF SHAREHOLDER'S PROPOSALS

     Shareholder proposals must be received by the Company by January 1, 2001 to be included in the proxy materials for the next Special Meeting in lieu of the Annual Meeting of Shareholders.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote in accordance with his judgment on such matters.

                                   DOCUMENTS
                           INCORPORATED BY REFERENCE

   The Company incorporates by reference into this Proxy Statement the followi1. dCompany's Annual Report on Form 10-K/A-1 for the year ending
           December 31, 1999, which has been filed with the United States Securities and Exchange Commission;

          2. Company's Quarterly Report on Form 10-Q/A-1 for the quarter ending March 31, 2000 which has been filed with the United States
           Securities and Exchange Commission;

          3. Company's Form 8-K Reporting Events filed with the United States Securities and Exchange Commission on June 23, 1999 and October 14, 1999 which contain:

a) Copy of the June 9, 1999 Redemption of Share Agreement referred to in Proposal 3.

b)  Copy of the June 10, 1999 Agreement between the Company
                   and Buyers which is referred to throughout the Proxy
                   Statement.

                        EXHIBITS TO THIS PROXY STATEMENT
                                 EXHIBIT INDEX

A.    Resolution for Authorized Share Amendment Articles of Incorporation

B.   Article 13 Dissenters' Rights

C. Pro Forma Condensed Consolidated Financial Statements Reflecting the Environmental Testing
D. aProMFormamCondensednConsolidatedeFinancialoStatements reflecting the Redemption of Principal Shareholders' Stock with Corporate Assets and the Minimum Pro Forma Private Placement of Common Stock

E. Pro forma Condensed as adjusted Consolidated Financial Statements reflecting the Redemption of
Principal Shareholders' Stock with Corporate Assets and the Maximum Private Pro Forma Placement of Common Stock

F. Unaudited financial statements of the Environmental Testing and Management Segment as of March 31, 2000 and December 31, 1999 and 1998 and for the three months ending March 31, 2000 and 1999 and the years ending December 31, 1999, 1998 and 1997

G. Audited financial statements as of December 31, 1999 and 1998 and for the period from inception (January 31, 1997) to December 31, 1999 and unaudited financial statements as of March 31, 2000 and for the period from inception (January 31, 1997) to March 31, 2000 for North Star Exploration

H. Audited financial statements as of December 31, 1999 and 1998 and for the periods ending December 31, 1999 and for the period from Inception (March 1, 1999) through December 31, 1999 and unaudited financial statements as of March 31, 2000 and for the period from inception (March 1, 1999) to March 31, 2000 for Zeus Consolidated Holdings, Inc.

I. Unaudited financial statements as of March 31, 2000 and December 31, 1999 and 1998 and for the three months ended March 31, 2000 and 1999 and the years ending December 31, 1999, 1998, and 1997 for the overriding royalty interests of Hawks IAVAILABILITYnOF ANNUAL REPORT
                        ON FORM 10-K AND OTHER DOCUMENTS
                           INCORPORATED BY REFERENCE

     UPON WRITTEN OR ORAL REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER DOCUMENT INCORPORATED BY REFERENCE HEREIN, AND A COPY OF THE AGREEMENT FOR THE PRIVATE PLACEMENT REFERRED TO HEREIN TO EACH SHAREHOLDER OF RECORD OR EACH SHAREHOLDER WHO OWNED COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE, AT THE CLOSE OF BUSINESS ON [MARCH 10, 2000]. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY, TO THE ATTENTION OF BOB DESPAIN, SECRETARY, 913 FOSTER ROAD, CASPER, WYOMING 82601 OR REQUESTED BY TELEPHONE AT (307) 234-1593.

By Order of the Board of Directors

/s/ Bob Despain

Dwight B. "Bob" Despain
                                                Secretary




                                  EXHIBIT "A"

                                   RESOLUTION

                           AUTHORIZED SHARE AMENDMENT
                           ARTICLES OF INCORPORATION
     HAWKS INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Wyoming.

     DOES HEREBY PROPOSE:
     That at a meeting of the Board of Directors of Hawks Industries, Inc. resolutions were duly adopted setting forth a proposed amendment of the Articles of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation of this corporation be amended by changing the Article thereof numbered "Article 4 - Authorized Capital" so that, as amended, said Article shall be and read as follows:

                        ARTICLE 4  - AUTHORIZED CAPITAL

4.1 The total number of shares of capital stock which the Corporation has the authority to issue is 50,997,000, consisting of 50,000,000 shares of Common Stock $0.01 par value per share (the "Common Stock"), and 997,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock").

4.2 The Board of Directors is expressly authorized by resolution or resolutions from time to time adopted, subject to any limitations and requirements prescribed by the General Corporation Law of the State of Wyoming and the provisions hereof, to provide for the issuance of the shares of Preferred Stock in one or more series and, by filing a Certificate of Designations pursuant to the applicable law of the State of Wyoming, to establish from time to time the number of shares to be included in each series, and to fix the designations, powers, preferences and relative, participating, optional qualifications,llimitations and,restrictionsrethereof,hifuany,ewith arespect to such series of Preferred Stock.



                                  EXHIBIT "B"

                                   ARTICLE 13

                               DISSENTERS' RIGHTS

  17-16-1301.  Definitions.

         (a)  As used in this article:

       (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

       (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

        (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

       (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate depreciationhiin anticipationeof otheccorporatediactionyunlessciexclusion would be inequitable;

       (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

       (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

       (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

  17-16-1302.  Right to dissent.

     (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

       (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

           (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger
           (B)conTheicorporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.


       (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

       (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

       (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

           (A)  Alters or abolishes a preferential right of the shares;

           (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

           (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

           (D) Excludes or limits the right of the shares to vote on any through issuancemofasharestor, other securitiesmwithisimilardivoting rights; or

           (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

       (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


  17-16-1303.  Dissent by nominees and beneficial owners.

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on(i)s bHealsubmitsito the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

       (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

  17-16-1320.  Notice of dissenters' rights.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

  17-16-1321.  Notice of intent to demand payment.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) of17-16-1322.onDissenters'inotice. payment for his shares under this article.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

     (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

       (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

       (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

       (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

       (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty
       (60)  days after the date the notice  required by subsection (a) of  this section is delivered; and

       (v)  Be accompanied by a copy of this article.

 17-1(a)32A.shareholderesent aaydissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

  17-16-1324.  Share restrictions.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

     (b)    The  person  for  whom   dissenters'  rights  are  asserted  as   to
uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

  17-16-1325.  Payment.

     (a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.
     (b)  The payment shall be accompanied by:

       (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

       (ii) A statement of the corporation's estimate of the fair value of the shares;

       (iii)  An explanation of how the interest was calculated;

       (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

       (v)  A copy of this article.

  17-16-1326.  Failure to take action.

     (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand pr17-16-1327. After-acquired shares.

     (a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

  17-16-1328.  Procedure if shareholder dissatisfied with payment or offer.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

       (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

       (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or
       (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

     (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

  17-16-1330.  Court action.

     (a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of demandsaremainounsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for:

       (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

       (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

  17-16-1331.  Court costs and counsel fees.

     (a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs theiextentlthe courtofinds thesdissenters actedtarbitrarily,fvexatiously,lor not in good faith in demanding payment under W.S. 17-16-1328.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

       (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

       (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.





                                  EXHIBIT  "C"

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS REFLECTING THE
                  ENVIRONMENDISCONTINUEDAOPERATIONSENT SEGMENT

The accompanying pro forma condensed consolidated financial statements illustrate the effect of reporting the environmental testing and management segment as discontinued operations. As required by the U.S. Securities and Exchange Commission, Division of Corporation Finance, Accounting Disclosure Rules and Practices, the statements reflect pro forma presentation for all periods.

In addition, after the close of business on April 17, 2000, the Hawks Board of Directors declared a 7 1/2% stock dividend payable to stockholders of record on May 1, 2000. The shareholders' equity of Hawks as of March 31, 2000 included in the Company's Form 10Q for the three months ended March 31, 2000 and as of December 31, 1999, included in the Company's Form 10K for the year ended December 31, 1999, and incorporated herein by reference, has been restated on a pro forma basis in this Exhibit C to reflect such stock dividend. The number of shares outstanding at December 31, 1999 of 1,351,513 has been adjusted by 7 1/2 % to 1,452,876 shares on a pro forma basis. In addition, an adjustment has been made to the shareholders' equity to reflect the capitalization of earnings in the amount of $295,000 based on the closing price on April 17, 2000 of $3.125 per share (calculated as 101,363 shares times $3.125 divided by 1.075%).

The stock dividend has been reflected in the following manner:

                                                            March 31, 2000
                                                            --------------
                                                                Stock
                                               Hawks           Dividend          Hawks
                                             Historical      Adjustments       Pro Forma
                                             ----------      -----------       ---------
Shareholder's Equity
Common stock, par value                   $       13,000   $        1,000   $       14,000
Capital in excess of par value                 3,046,000          294,000        3,340,000
Retained deficit                              (1,205,000 )       (295,000 )     (1,500,000 )
Treasury stock                                   (24,000 )                         (24,000 )

                                          $    1,830,000                    $    1,830,000



Shares outstanding                             1,351,513          101,363        1,452,876



Treasury shares                                   24,808            1,861           26,669




Earnings per share calculations in the accompanying pro forma financial statements reflect the additional shares outstanding for all periods presented.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                            DISCONTINUED OPERATIONS

                          CONSOLIDATED BALANCE SHEETS
                                 March 31, 2000
                                  (Unaudited)
                        ASSETS                           Historical      Adjustments      Pro Forma
                        ------                           ----------      -----------      ---------
CURRENT ASSETS
   Cash                                                $     43,000    $      (31,000 ) $     12,000
   Accounts receivable                                      264,000          (245,000 )       19,000
   Short-term investments                                   200,000          (200,000 )            -
   Costs on uncompleted contracts in excess of
       related billings                                      43,000           (43,000 )            -
   Other current assets                                      77,000           (56,000 )       21,000

      Total current assets                                  627,000                           52,000

PROPERTY AND EQUIPMENT, net
 (successful efforts method)                              1,660,000        (1,049,000 )      611,000

INVESTMENTS AND OTHER ASSETS
   Note receivable                                           29,000                           29,000
   Land investment                                          196,000                          196,000
   Available for sale investment                            100,000                          100,000
   Equity investment                                              -
   Goodwill, net                                            126,000          (126,000 )            -
   Other assets                                              33,000            (3,000 )       30,000
   Net assets from discontinued operations                        -           956,000        956,000

                                                            484,000                        1,311,000

                                                       $  2,771,000                     $  1,974,000


    LIABILITIES AND SHAREHOLDERS' EQUITY
     ------------------------------------
CURRENT LIABILITIES
   Notes payable                                       $    299,000          (219,000 ) $     80,000
   Accountsmpayablees of long-term debt                     149,000          (119,000 )       30,000
   Accrued liabilities                                       54,000           (20,000 )       34,000

      Total current liabilities                             580,000                          144,000

LONG-TERM DEBT                                              359,000          (359,000 )            -

COMMITMENT FOR EQUITY INVESTMENT                              2,000            (2,000 )            -

CONTINGENT LIABILITY                                              -                                -

SHAREHOLDERS' EQUITY
   Capital stock:
   Preferred stock, $.01 par value; authorized 997,000
    shares; no shares issued                                     -                                 -
   Common stock, $.01 par value; authorized
     5,000,000 shares; shares issued 1,452,876               14,000                           14,000
   Capital in excess of par value of common stock         3,340,000                        3,340,000
   Retained deficit                                      (1,500,000 )                     (1,500,000 )
   Less common stock held in treasury at cost; 26,669
     shares                                                 (24,000 )                        (24,000 )

                                                          1,830,000                        1,830,000

                                                       $  2,771,000                     $  1,974,000


See Notes to Pro Forma Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO ENVIRONMENTALETESTINGLANDTMANAGEMENTASEGMENTMENTS
                            DISCONTINUED OPERATIONS

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   For the three months ended March 31, 2000
                                  (Unaudited)

                                               Historical       Adjustments      Pro Forma
                                               ----------       -----------      ---------
Operating revenue:
   Oil and gas                               $      48,000                    $      48,000
   Environmental                                   310,000         (310,000 )             -
   Gain on sale of assets                            1,000           (1,000 )             -

                                                   359,000                           48,000

Operating expenses:
   Oil and gas                                      10,000                           10,000
   Environmental                                   429,000         (429,000 )             -
   Depreciation, depletion and amortization         52,000          (34,000 )        18,000
   General and administrative                       31,000                           31,000

                                                   522,000                           59,000

Operating income (loss)                           (163,000 )                        (11,000 )
Other income (expense):
   Other income                                      2,000                            2,000
   Interest income                                   3,000           (2,000 )         1,000
   Interest expense                                (14,000 )         12,000          (2,000 )
   Loss from LLC                                   (68,000 )         68,000               -

Income (loss) before taxes                        (240,000 )                        (10,000 )

PrCurrent for taxes:                                    -                                -
   Deferred                                              -                                -

                                                         -                                -

Income (loss) from continuing operations     $    (240,000 )                  $     (10,000 )



Weighted average number of
     common shares outstanding                   1,426,207                        1,426,207


Earnings (loss) per share
   Income (loss) from continuing operations  $        (.17 )                  $        (.01 )


See Notes to Pro Forma Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                            DISCONTINUED OPERATIONS

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   For the three months ended March 31, 1999
                                  (Unaudited)

                                                  torical          ustments        o Forma
                                               ----------       -----------      ---------
Operating revenue:
   Oil and gas                               $      34,000                    $      34,000
   Environmental                                   712,000         (712,000 )             -
   Gain on sale of assets                                -                                -

                                                   746,000                           34,000

Operating expenses:
   Oil and gas                                      12,000                           12,000
   Environmental                                   527,000         (527,000 )             -
   Depreciation, depletion and amortization        134,000          (34,000 )       100,000
   General and administrative                       32,000            1,000          33,000

                                                   705,000                          145,000

Operating income (loss)                             41,000                         (111,000 )
Other income (expense):
   Other income                                      2,000                            2,000
   Interest income                                   3,000           (2,000 )         1,000
   Interest expense                                (14,000 )         12,000          (2,000 )
   Loss from LLC                                         -                                -

Income (loss) before taxes                          32,000                         (110,000 )

Provision for taxes:
   Current                                               -                                -
   Deferred                                              -                                -

                                                         -                                -
Weighted(averagernumbertofuing operations     $      32,000                    $    (110,000 )
     common shares outstanding                   1,426,207                        1,426,207


Earnings (loss) per share
   Income (loss) from continuing operations  $         .02                    $        (.08 )


See Notes to Pro Forma Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                            DISCONTINUED OPERATIONS

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1999
                                  (Unaudited)

                                               Historical       Adjustments      Pro Forma
                                               ----------       -----------      ---------
Operating revenue:
   Oil and gas                               $     169,000                    $     169,000
   Environmental                                 2,499,000       (2,499,000 )             -
   Gain on sale of assets                           10,000          (10,000 )             -

                                                 2,678,000                          169,000

OpOiltand gasenses:                                44,000                           44,000
   Environmental                                 2,148,000       (2,148,000 )             -
   Depreciation, depletion and amortization        329,000         (134,000 )       195,000
   General and administrative                      129,000                          129,000

                                                 2,650,000                          368,000

Operating income (loss)                             28,000                         (199,000 )
Other income (expense):
   Other income                                      7,000                            7,000
   Interest income                                  13,000          (10,000 )         3,000
   Interest expense                                (59,000 )         54,000          (5,000 )

Income (loss) before taxes                         (11,000 )                       (194,000 )

Provision for taxes:
   Current                                               -                                -
   Deferred                                              -                                -

                                                         -                                -

Income (loss) from continuing operations     $     (11,000 )                  $    (194,000 )



Weighted average number of
     common shares outstanding                   1,415,956                        1,415,956


Earnings (loss) per share
   Income (loss) from continuing operations  $        (.01 )                  $        (.14 )


See Notes to Pro Forma Financial Statements.

       >
                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                            DISCONTINUED OPERATIONS

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998
                                  (Unaudited)

                                               Historical       Adjustments      Pro Forma
                                               ----------       -----------      ---------
Operating revenue:
   Oil and gas                               $     236,000                    $     236,000
   Environmental                                 2,211,000       (2,211,000 )             -
   Gain on sale of assets                           (2,000 )          2,000               -

                                                 2,445,000                          236,000

Operating expenses:
   Oil and gas                                      53,000                           53,000
   Environmental                                 1,856,000       (1,856,000 )             -
   Depreciation, depletion and amortization        218,000         (127,000 )        91,000
   General and administrative                      200,000           (1,000 )       199,000

                                                 2,327,000                          343,000

Operating income (loss)                            118,000                         (107,000 )
Other income (expense):
   Other income                                     21,000           (4,000 )        17,000
   Interest expense                                (70,000 )        (56,000 )       (14,000 )
   Sale of buildings                                48,000                           48,000

Income (loss) before taxes                         140,000                          (43,000 )

Provision for taxes:
   Current                                               -                                -
   Deferred                                              -                                -

                                                         -                                -

Income (loss) from continuing operations     $     140,000                    $     (43,000 )



Weighted average number of
     common shares outstanding                   1,452,814                        1,452,814


Earnings (loss) per share
   Income (loss) from continuing operations  $         .10                    $        (.03 )


See Notes to Pro Forma Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                            DISCONTINUED OPERATIONS

                     CForOtheAyearSendedEDecemberP31,T1997
                                  (Unaudited)

                                               Historical       Adjustments      Pro Forma
                                               ----------       -----------      ---------
Operating revenue:
   Oil and gas                               $     322,000                    $     322,000
   Environmental                                 1,792,000       (1,792,000 )             -
   Gain on sale of assets                           17,000           (5,000 )        12,000

                                                 2,131,000                          334,000

Operating expenses:
   Oil and gas                                     139,000                          139,000
   Environmental                                 1,746,000       (1,746,000 )             -
   Depreciation, depletion and amortization        264,000         (131,000 )       133,000
   General and administrative                      238,000                          238,000

                                                 2,387,000                          510,000

Operating income (loss)                           (256,000 )                       (176,000 )
Other income (expense):
   Other income                                     34,000           (2,000 )        32,000
   Interest income                                  20,000          (10,000 )        10,000
   Interest expense                                (72,000 )         46,000         (26,000 )

Income (loss) before taxes                        (274,000 )                       (160,000 )

Provision for taxes:
   Current                                               -                                -
   Deferred                                        (11,000 )                        (11,000 )

                                                   (11,000 )                        (11,000 )

Income (loss) from continuing operations     $    (285,000 )                  $    (171,000 )


Weighted average number of
     common shares outstanding                   1,452,510                        1,452,510


Earnings (loss) per share
   Income (loss) from continuing operations  $        (.20 )                  $        (.12 )


See Notes to Pro Forma Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                            DISCONTINUED OPERATIONS

                                  (Unaudited)

The pro forma financial statements for the discontinuance of the Environmental Testing and Services segment should be read in conjunction with Exhibit "F" Western Environmental Services & Testing, Inc. financial statements and related notes to the financial statements.


                                  EXHIBIT "D"

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS REFLECTING THE REDEMPTION OF PRINCIPAL SHAREHOLDERS' STOCK WITH CORPORATE ASSETS AND THE MINIMUM PRO FORMA
                       PRIVATE PLACEMENT OF COMMON STOCK

The accompanying condensed consolidated financial statements illustrate the effect of the Redemption of Principal Shareholders' Stock with Corporate Assets and the Minimum Pro Forma Private Placement of Common Stock. The condensed consolidated balance sheet as of March 31, 2000 is based on the historical balance sheet of the Company as of that date after considering the pro forma at Exhibit C for the discontinuance of the environmental testing business, and assumes the redemption and minimum private placement transactions took place on that date. The condensed consolidated statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 are based on the historical statements of the Company for those periods assuming the transaction took place on January 1, 1999.

The pro forma condensed financial statements reflect the redemption of 384,438 shares of common stock from certain shareholders of the Company in exchange for certain of the corporate assets and liabilities, as described in Note 1 of the accompanying notes, and the minimum purchase of 6,718,750 shares of common stock for $5,000,000 cash and the transfer of a $5,000,000 advance made to North Star by the Buyers.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the transactions. The net assets to be used in the redemption could increase or decrease by as much as 25% before the time of closing. The accompanying condensed pro forma financial statements should be read in connection with the historical financial statements of the Company incorporated herein by reference, and the financial statements of Western
       mental Services & Testing, Inc. included in this filing at Exhibit F.
                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                                 March 31, 2000
                                                                                                  Redemption
                            Historical,                                          Minimum          and Minimum
                            Adjusted for                                         Capital            Capital
ASSETS                      Discontinued    Redemption           Redemption      Infusion          Infusion
                             Operations     Adjustments          Pro Forma     Adjustments         Pro Forma
                             ----------     -----------          ---------     -----------         ---------
CURRENT ASSETS
     Cash                 $       12,000                       $      12,000  $   5,000,000 (3) $   5,012,000
     Accounts
         receivable               19,000                              19,000                           19,000
     Other current
        assets                    21,000                              21,000                           21,000

        Total current
          assets                  52,000                              52,000                        5,052,000


PROPERTY AND
    EQUIPMENT, net               611,000        (84,000 )(1)         527,000                          527,000


INVESTMENTS
  AND OTHER
  ASSETS
     Note receivable              29,000                              29,000                           29,000
     Land investment             196,000       (196,000 )(1)               -                                -
     Avainvestmentssale          100,000       (100,000 )(1)               -                                -
     Other assets                 30,000                              30,000                           30,000
      Net assets from
        discontinued
        operations               956,000       (956,000 )(1)               -                                -

                               1,311,000                              59,000                           59,000

                          $    1,974,000                       $     638,000                    $   5,638,000


LIABILITIES AND
   SHAREHOLDERS'
   EQUITY

CURRENT
    LIABILITIES
     Notes payable        $       80,000                       $      80,000                    $      80,000
     Current maturities
       on long-term debt               -                                   -                                -
     Accounts payable             30,000                              30,000                           30,000
     Accrued liabilities          34,000                              34,000                           34,000

        Total current
          liabilities            144,000                             144,000                          144,000


SHAREHOLDERS'
    EQUITY
     Capital stock:
     Preferred stock                   -                                   -                                -
     Common stock                 14,000                              14,000         67,000 (3)        81,000
     Caoftparivalueeon
       common stock            3,340,000                           3,340,000      9,933,000 (3)    13,273,000
     Retained deficit         (1,500,000 )     (882,000 )(1)      (2,382,000)                      (2,382,000 )
     Debt payment
        obligation                     -                                   -     (5,000,000        (5,000,000 )
                                                                                            (3)
     Treasury stock              (24,000 )     (454,000 )(1)        (478,000)                        (478,000 )

                               1,830,000                             494,000                        5,494,000

                          $    1,974,000                       $     638,000                    $   5,638,000


See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)
                       Three Months Ended March 31, 2000


                                                                                                  Redemp-
                                                                                Minimum          tion and
                          Historical,        Redemp-                            Capital           Minimum
                         Adjusted for         tion                Redemp-      Infusion           Capital
                         Discontinued        Adjust-             tion Pro       Adjust-          Infusion
                          Operations          ments                Forma         ments           Pro Forma
                          ----------          -----                -----         -----           ---------
Operating revenue      $        48,000   $     (17,000 ) (2)  $      31,000                   $      31,000
 expenses                       59,000          (6,000 ) (2)         53,000                          53,000


Operating income
 (loss)                        (11,000 )                            (22,000 )                       (22,000 )

Other income
 (expense)                       1,000                                1,000                           1,000


Income (loss)
 before income
 taxes                         (10,000 )                            (21,000 )                       (21,000 )

Provision for taxes                  -                                    -                               -


Net income (loss)      $       (10,000 )                      $     (21,000 )                 $     (21,000 )



Weighted average
 number of
 common shares
 outstanding                 1,426,207        (384,438 ) (1)      1,041,769     6,718,750 (4)     7,760,519




Earnings (loss) per
  common share         $          (.01 )                      $       (0.02 )                 $      *

* Less than $.01 per share loss.

See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)
                          Year ended December 31, 1999


                                                                                                Redemp-
                                                                            Minimum            tion and
                         Historical,        Redemp-                            Capital          Minimum
                         Adjusted for        tion                Redemp-      Infusion          Capital
                         Discontinued       Adjust-             tion Pro       Adjust-         Infusion
                          Operations         ments                Forma         ments          Pro Forma
                          ----------         -----                -----         -----          ---------
Operating revenue      $      169,000   $     (61,000)  (2)  $     108,000                        108,000

Operating
 expenses                     368,000        (122,000)  (2)        246,000                        246,000


Operating income
Othersincome                 (199,000)                            (138,000)                      (138,000 )
 (expense)                      5,000                                5,000                          5,000


Income (loss)
 before income
 taxes                       (194,000)                            (133,000)                      (133,000 )

Provision for taxes                 -                                    -                              -


Net income (loss)      $     (194,000)                       $    (133,000)                      (133,000 )



Weighted average
 number of
 common shares
 outstanding                1,415,956        (384,438)  (1)      1,031,518     6,718,750 (4)    7,750,268




Earnings (loss) per
  common share         $         (.14)                       $       (0.13)                          (.02 )





See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)

The pro forma adjustments to the condensed consolidated balance sheet and statements of operations are as follows:

(1)To reflect the Redemption of Principal Shareholders' Stock with Corporate Assets per Proposal 3 and settlement of goodwill, employment agreements, and release of liabilities. The components of the corporate assets and liabilities to be exchanged in the redemption of 384,438 shares of Hawks Industries, Inc. $.01 par value, common stock from Bruce A. Hinchey, James
   A. Meador, Jr., and Anne D. Zimmerman Revocable Trust dated November 14, 1991 and payment of goodwill and release of liability on employment agreements as of March 31, 2000 are as follows:

Redemption of 384,438 shares for:
  (a) All assets of W.E.S.T., Inc.
            Cash                                                        $    31,000
            Accounts receivable                                             245,000
            Costs on uncompleted contracts in excess
               of related billings                                           43,000
            Other current assets                                             56,000
            Property and equipment, net                                     763,000
            Other assets                                                      3,000
             Goodwill, net of amortization                                  126,000

  Assume allNotesipayableof W.E.S.T., Inc.                                 (219,000)
            Current maturities of long-term debt                            (78,000)
            Accounts payable                                               (119,000)
            Accrued liabilities                                             (20,000)
            Long-term debt                                                 (190,000)
            Commitment for Equity Investment                                 (2,000)

  (b) Certificate of deposit security on W.E.S.T., Inc. loans               200,000

  (c) Buildings
            Property and equipment, net                                     286,000
            Less associated debt - long-term                               (169,000)


Assets  classified  as  discontinued  operations  of  environmental
   testing and management segment                                           956,000

  (d) All shares of Central Wyoming Properties, Inc.
            Land investment                                                 196,000

  (e) All shares of W.E.R.C. preferred stock
            Available for sale investments                                  100,000

  (f) To reflect the transfer of all overriding royalties                    84,000


Net assets and liabilities transferred in redemption of common          $ 1,336,000


                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

(g) The fair value of the 384,438 shares of Hawks redeemed was $1.18 per share (as adjusted for the stock dividend in fiscal 2000) resulting in a loss on the exchange of approximately $882,000, calculated as follows:

       Shares received (Treasury shares)
            (384,438 * $1.18)                                   $     454,000
       Net assets exchanged per above                              (1,336,000 )


       Loss on exchange                                         $    (882,000 )


The loss on the exchange relates to the value being given to the redeemed shareholders for settlement of goodwill, employment agreements and release of liabilities and is not an indication of a SFAS No. 121 impairment. The President and Vice President of the Company, each have four year employment contracts which are being exchanged for the above assets. The total liability due to the officers upon termination is $905,126. In addition, the Officers have agreed with the Company to a covenant not to compete in oil and gas approximatelyr$300,000.eaAlleliabilitiesvareebeinghreleasednasnpartoofothetasset transfer disclosed in Proposal 3 of the Proxy statement.

(2)To remove operating revenues and costs associated with the oil and gas overriding royalties as those assets have been included in the redemption discussed in Note (1) above. Unaudited financial statements related to these operations are presented at Exhibit I.

(3)To reflect the injection of capital per the Minimum Private Placement of Capital Stock by the Buyers. Buyers are contributing $5,000,000 in cash and $5,000,000 of an advance that North Star owes to them for 6,718,750 shares of Hawks Industries, Inc. $.01 par value, common stock. The $5,000,000 advance to North Star will be paid by North Star to Hawks out of any cash generated from operations or the sale of leasehold interests, if necessary (see North Star's financial statements in Exhibit "G"). Upon completion of the maximum capital infusion in Exhibit E, this advance becomes an intercompany account which eliminates in consolidation.

Cash                                                   $      5,000,000
Buyers' right to debt obligation from North Star
  Exploration                                                 5,000,000


Total guaranteed purchase price                        $     10,000,000


Based on $.01 par value of the shares issued and the above capital infusion, the components of Shareholders' Equity are as follows:

Common stock                                 $       67,000
Capital in excess of par value on
  common stock                                    9,933,000


                                                 10,000,000

Less: debt obligation from North Star
  Exploration                                    (5,000,000)


Net equity increase                          $    5,000,000


(4)The weighted average number of common shares outstanding would increase to reflect the 6,718,750 shares issued upon acceptance of the Minimum Private Placement of Capital Stock.



                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

(5) Supplemental disclosure of reserve and standardized measures for remaining oil and gas properties as of December 31, 1999:

                          RESERVE QUANTITY INFORMATION
                    ( All Reserves are in the United States)
                                                1999
                                                ----
                                        Bbls           MCF
                                        ----           ---
Proved developed
    and undeveloped reserves
Beginning of year                         41,777         331,954
Revisions of previous estimates           31,886          84,745
Production                               (4,300)        (28,500)

End of year                               69,363         388,199



Proved developed reserves:                38,479         359,952


The above reserves together with the reserves reported in Exhibit I, Overriding Royalties, reflect the 1999 reserves as reported in the Company's Form 10-K/A for the year ended December 31, 1999.

  STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOW AND CHANGES THEREIN
                     RELATED TO PROVED OIL AND GAS RESERVES
                    (All Reserves are in the United States)

                      Standardized Measure is as follows:

                                                                1999
                                                                ----
Future production and development cost                   $      2(762,000 )
Future income taxes, net of NOL carryforwards                           -

Future net cash flows                                           1,540,000
10% annual discount rate                                         (646,000 )

     Discounted future net cash flows                    $        894,000



The following are the principal sources of change in the standardized measure of discounted future net cash flows:

Balance, beginning of the year                           $        249,000
Sales, net of production cost                                     (78,000 )
Net changes and production costs                                  242,000
Revisions of previous quantity estimates                          456,000
Accretion of discount                                              25,000

     Balance, end of year                                $        894,000



                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

Average Sales Price and Production Costs
----------------------------------------

                                                     999
                                                    ----
Average sales price per bbl                        $14.10
Average sales price per MCF                           1.96
Average production cost per
  net equivalent bbl*                                 3.30

* Natural gas has been converted into equivalent bbls using a conversion ratio of 6:1.

                                  EXHIBIT "E"

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS REFLECTING THE
   REDEMPTION OF PRINCIPAL SHAREHOLDERS' STOCK WITH CORPORATE ASSETS AND THE
              MAXIMUM PRO FORMA PRIVATE PLACEMENT OF COMMON STOCK

The accompanying pro forma as adjusted condensed consolidated financial statements illustrate the effect of the Maximum Private Placement of Common Stock. The condensed consolidated balance sheet as of March 31, 2000 is based on the historical balance sheet of North Star Exploration as of that date. The combination of the contemplated transactions of Hawks presented in the previous pro forma condensed consolidated financial statements at Exhibit D, taken together with the additional capital being issued in the Maximum Private Placement of Capital Stock through the transfer of ownership in North Star by the Buyers to the Company, results in the consolidation of North Star with the Company and reverse acquisition accounting. These pro forma financial statements give effect to the Buyers right to buy an additional 15,453,125 shares of common stock of Hawks. The consideration paid is anticipated to include the ConsolidatedmHoldings, Inc. ("Zeus"),ara sisterBcompany ofmmNorthtStar,oand Zthe right to an additional $5,200,000 of advances to North Star by the Buyers.

After all of the transactions are completed, the effective ownership of North Star, the accounting acquirer, will be as follows:

Purchasing Group                            85.38%
Old Hawks shareholders                       4.07%
Doyon                                       10.55%


                                           100.00%


The acquisition of Hawks' 1,068,000 outstanding shares (net of the 384,438 shares to be redeemed) was valued at the average closing price of Hawks' shares two days before and two days after the announcement of the transaction. The average price of $1,18 (shares and price adjusted for the stock dividend declared in fiscal year 2000) used resulted in a fair value purchase price for accounting purposes of $1,261,000. The difference between the net book value of Hawks at March 31, 2000 of $494,000 and the above fair value is recorded as the purchase adjustment of $767,000 of which, $389,000 has been allocated to Property and Equipment and the remaining $378,000 to Goodwill.
The resulting equity of the consolidated entity after all contemplated transactions is comprised of the following:

Historical equity (deficit) of Zeush Star         $   (9(175,723 )
Minimum capital infusion cash                         10,000,000
Maximum capital infusion cash                          5,200,000
Purchase of Hawks                                      1,261,000


     Shareholder equity                           $    6,961,393


The following pro forma financial statements begin with North Star and Zeus historical financial statements adjusted for the acquisition of Hawks after the previously described Redemption and Minimum Capital Infusion. The condensed consolidated balance sheet as of March 31, 2000 assumes the transaction occurred on March 31, 2000. The condensed statements of operations assume the transactions took place on January 1, 1999.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
           PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED BALANCE SHEET
                                  (Unaudited)
                                 March 31, 2000

                                                                         Hawks                             Redemption
                                                                       Redemption                         and Maximum
                                                                      and Minimum       Maximum             Capital
                                                                        Capital         Capital             Infusion
                                       North Star         Zeus          Infusion        Infusion           Pro Forma
                                       Historical      Historical      Pro Forma      Adjustments         As Adjusted
                                       ----------      ----------      ---------      -----------         -----------
ASSETS
     Accounts receivable             $     138,150  $        5,29-   $   5,019,000   $    (138,150) (7)  $   5,019,000
     Other current assets                    1,416               -          21,000                              22,416
     Property & equipment, net             198,763               -         527,000         389,000  (6)      1,114,763
     Lease acquisition                     650,000               -                                             650,000
     Note receivable                             -               -          29,000               -              29,000
     Goodwill                                    -               -               -         378,000  (6)        378,000
     Other                                       -          17,593          30,000               -              47,593

Total assets                         $     997,641  $       22,891   $   5,638,000   $     628,850       $   7,287,382



LIABILITIES AND SHAREHOLDERS'
  EQUITY
     Notes payable                   $           -  $            -   $      80,000   $           -       $      80,000
     Advances from affiliate             9,413,462         195,968                      (5,000,000) (6)         51,689
                                                                                          (138,150) (7)
                                                                                        (4,419,591) (5)
     Accounts payable                      124,407           2,646          30,000                             157,053
     Accrued liabilities                   783,656               -          34,000        (780,409) (5)         37,247

Total liabilities                       10,321,525         198,614         144,000     (10,338,150)            325,989


     Common shares                           1,000           1,800          81,000          (2,800) (7)        236,000
                                                                                           155,000  (6)
     Capital  in  excess   of  par
  value on common stock                          -               -      13,273,000      (2,382,000) (8)     16,705,800
                                                                                         5,200,000  (5)
                                                                                           767,000  (6)
                                                                                          (155,000) (6)
     Retained deficit                   (9,324,884)       (177,523)     (2,382,000)      2,382,000  (8)     (9,502,407)

     Debt obligation receivable                  -               -      (5,000,000)      5,000,000  (6)              -

     Treasury stock                              -               -        (478,000)              -            (478,000)

Total shareholders' equity              (9,323,884)       (175,723)      5,494,000      10,967,000           6,961,393

Total liabilities and
  shareholders' equity               $     997,641  $       22,891   $   5,638,000   $     628,850       $   7,287,382


See Notes to Pro Forma As Adjusted Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
      PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)
                       Three months ended March 31, 2000

                                                        Hawks                          Redemption
                                                     Redemption                        and Maximum
                                                     and Minimum      Maximum            Capital
                                                       Capital        Capital           Infusion
                       North Star        Zeus         Infusion        Infusion          Pro Forma
                       Historical     Historical      Pro Forma     Adjustments        As Adjusted
                       ----------     ----------      ---------     -----------        -----------
Operating revenue                -              -         31,000              -      $      31,000

Operating lossnses        (804,005         (9,019        (22,000        (19,000  (9)      (854,024)

Other income                 2,269              -          1,000              -              3,269


Loss before income
  taxes                   (801,736         (9,019        (21,000        (19,000           (850,755)

Provision for taxes              -              -              -              -                  -


Net loss                  (801,736         (9,019        (21,000        (19,000      $    (850,755)



Weighted average
  number of common
  shares outstanding                                   7,760,519     15,453,125         23,213,644



Operating loss per
  common share                                            *                          $       (0.04)




* Less than $.01 per share loss.

See Notes to Pro Forma As Adjusted Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
      PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)
                          Year ended December 31, 1999

                                                        Hawks
                                                     Redemption                        and Maximum
                                                     and Minimum      Maximum            Capital
                                                       Capital        Capital           Infusion
                       North Star        Zeus         Infusion        Infusion         Redemption
                       Historical     Historical      Pro Forma     Adjustments        As Adjusted
                       ----------     ----------      ---------     -----------        -----------
Operating revenue                -         16,013        108,000              -      $     124,013

Operating expenses       4,755,263        186,097        246,000         77,000  (9)     5,264,360


Operating loss          (4,755,263       (170,084       (138,000        (77,000         (5,140,347)

Other income                 3,379              -          5,000              -              8,379


Loss before income
  taxes                 (4,751,884       (170,084       (133,000        (77,000         (5,131,968)

Provision for taxes              -              -              -              -                  -

Weightedsaverage         (4,751,884       (170,084       (133,000        (77,000      $  (5,131,968)
  number of common
  shares outstanding                                   7,750,268     15,453,125         23,203,393



Operating loss per
  common share                                             (0.02                     $       (0.22)




See Notes to Pro Forma As Adjusted Financial Statements.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO PRO FORMA AS ADJUSTED
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

The pro forma adjustments from the Maximum Placement of Common Stock to the condensed consolidated balance sheet and statements of operations are as follows:

(5)To reflect the additional debt obligation from North Star of $5,200,000, which is expected to be incurred prior to this transaction and which will be contributed to Hawks by the Purchasing Group. As of March 31, 2000, the $5,200,000 anticipated cash contribution is eliminated in consolidation against the remaining North Star and Zeus advance account of $4,419,591 and
(6)Tocrecordntheeincrease8in4fair value from the transaction of $767,000, which has been allocated $389,000 to oil and gas properties and $378,000 to goodwill, and to adjust the par value of the combined entity to reflect the issuance of 15,453,125 additional shares of common stock to the North Star shareholder group.

(7)To eliminate the 1,000 shares of North Star common stock outstanding as the shares of Hawks are the surviving shares. This entry also eliminates the 1,800 shares of common stock of Zeus outstanding because of consolidation and the intercompany accounts between North Star and Zeus of $138,150.

(8) To eliminate the retained deficit of Hawks of $2,382,000 because North Star is the survivor for accounting purposes.

(9)To record estimated depletion of oil and gas properties and amortization of goodwill related to the fair value adjustment using the estimated productive lives of the properties of 10 years. The fair value of the oil and gas properties is supported by the discounted future net cash flows disclosed in
   Note 11 below.

(10) To adjust the weighted average number of common shares outstanding to reflect the issuance of the additional 15,453,125 shares of Hawks.

(11) Supplemental disclosure of reserve and standardized measures for remaining oil and gas properties as of December 31, 1999:

                          RESERVE QUANTITY INFORMATION
                    ( All Reserves are in the United States)

                                           Bbls   1999  MCF
                                           ----   ----  ---
Proved developed
    and undeveloped reserves
Beginning of year                           41,777       331,954
Revisions of previous estimates             31,886        84,745
Production                                 (4,300)      (28,500)

End of year                                 69,363       388,199



Proved developed reserves:                  38,479       359,952


The above reserves together with the reserves reported in Exhibit I, Overriding Royalties, reflect the 1999 reserves as reported in the Company's Form 10-K/A for the year ended December 31, 1999.

                    HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO PRO FORMA AS ADJUSTED
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)
                                  (Unaudited)


  STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOW AND CHANGES THEREIN
                     RELATED TO PROVED OIL AND GAS RESERVES
                    (All Reserves are in the United States)

                      Standardized Measure is as follows:1999
                                                         ----
Future cash flows                                   $   2,302,000
Future production and development cost                   (762,000 )
Future income taxes, net of NOL carryforwards                   -

Future net cash flows                                   1,540,000
10% annual discount rate                                 (646,000 )

     Discounted future net cash flows               $     894,000



The following are the principal sources of change in the standardized measure of discounted future net cash flows:

Balance, beginning of the year                      $     249,000
Sales, net of production cost                             (78,000 )
Net changes and production costs                          242,000
Revisions of previous quantity estimates                  456,000
Accretion of discount                                      25,000

     Balance, end of year                           $     894,000


Average Sales Price and Production Costs
----------------------------------------

                                                              1999
                                                                                                                             ----
Average sales price per bbl                                   $14.10
Average sales price per MCF                                     1.96
Average production cost per
  net equivalent bbl*                                           3.30

* Natural gas has been converted into equivalent bbls using a conversion ratio of 6:1.








                                  EXHIBIT "F"




                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT

                              FINANCIAL STATEMENTS
                                  (Unaudited)
                AS OF MARCH 31, 2000, DECEMBER 31, 1999 AND 1998
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              ANDENVIRONMENTALDTESTINGMAND MANAGEMENT1SEGEMENT1997
                                 BALANCE SHEETS
                                   (Unaudited)

                                                    MARCH 31,              DECEMBER 31,
                                                    ---------              ------------
                                                       2000           1999             1998
                                                       ----           ----             ----
                     ASSETS
                     ------
CURRENT ASSETS
     Cash                                         $     31,000   $       5,000   $      45,000
     Accounts receivable                               245,000         411,000         394,000
     Short-term investments                            200,000         200,000         200,000
     Costs on uncompleted contracts in excess
        of billings                                     43,000           9,000          15,000
     Other currents assets                              56,000          48,000          51,000

               Total current assets                    575,000         673,000         705,000

PROPERTY AND EQUIPMENT, net
          (at cost)                                  1,049,000       1,041,000         877,000

OTHER ASSETS
      Investment in ETL                                      -          30,000               -
      Goodwill, net                                    126,000         128,000         138,000
      Other, net                                         3,000           1,000           5,000

                                                       129,000         159,000         143,000

                                                  $  1,753,000   $   1,873,000   $   1,725,000



      LIABILITIES AND SHAREHOLDER'S EQUITY
       ------------------------------------
CURRENotesApayable                                $    219,000   $     218,000   $     138,000
     Current maturities of Long-Term debt               78,000          72,000         122,000
     Accounts payable                                  119,000         125,000         143,000
     Accrued liabilities                                20,000          17,000          12,000

               Total current liabilities               436,000         432,000         415,000

LOAN COMMITMENT OF ETL                                   2,000               -               -

LONG-TERM DEBT                                         359,000         279,000         340,000

SHAREHOLDER'S EQUITY
     Common stock, no par value, 50,000
       shares authorized; 10,000 shares issued           1,000           1,000           1,000
     Retained earnings                                 955,000       1,161,000         969,000

                                                       956,000       1,162,000         970,000

                                                  $  1,753,000   $   1,873,000   $   1,725,000


See Notes to Financial Statements

                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                  (Unaudited)


                                    THREE MONTHS ENDED                            YEAR ENDED
                                    ------------------                            ----------
                                   2000  MARCH 31, 1999             1999         DECEM199831,         1997
                                   ----  --------- ----             ----         -----====---         ----
Operating revenue:
     Environmental testing
         and management       $     310,000   $     712,000   $    2,499,000    $    2,211,000  $    1,792,000
     Gain (Loss) on sale of
         assets                       1,000              -            10,000            (2,000)          5,000

                                    311,000         712,000        2,509,000         2,209,000       1,797,000

Operating expenses:
     Cost of sales                  274,000         418,000        1,623,000         1,367,000       1,260,000
     General and admin.             155,000         108,000          525,000           490,000         486,000
     Depreciation and
        amortization                 34,000          34,000          134,000           127,000         131,000
     Allocation of
         Corporate G & A             27,000          28,000          116,000           180,000         215,000

                                    490,000         588,000        2,398,000         2,164,000       2,092,000

Operating income (loss)            (179,000 )       124,000          111,000            45,000        (295,000)
Other income (expense):
     Interest income                  2,000           2,000           10,000            10,000          10,000
     Interest expense               (12,000 )       (12,000 )        (54,000 )         (56,000)        (46,000)
     Other income              ---4,0002,000
     Loss from ETL                  (68,000 )            -                -                 -

Net income (loss) before
     taxes                         (257,000 )       114,000           67,000             3,000        (329,000)
Provision for taxes
     Current                             -               -                -                 -               -
     Deferred                            -               -                -                 -               -

Net income (loss)                  (257,000 )       114,000           67,000             3,000        (329,000)
Retbeginningnofgperiod            1,162,000         969,000          969,000           866,000         930,000
Adjustment for inter-
  company eliminations               50,000          28,000          125,000           100,000         265,000

Retained Earnings at end
   of period                  $     955,000   $   1,111,000   $    1,161,000    $      969,000   $     866,000


See Notes to Financial Statements

                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                   THREE MONTSH ENDED                          YEAR ENDED
                                                   ------------------                          ----------
                                                        MARCH 31,                             DECEMBER 31,
                                                        ---------                             ------------
                                                  2000            1999            1999             1998            1997
                                                  ----            ----            ----             ----            ----
Cash flows from operating activities:
     Income (loss) from operations           $    (257,000 ) $     114,000   $      67,000   $       3,000   $    (329,000 )
     Adjustment to reconcile net loss to
      net cash provided:
        Depreciation and amortization               34,000          34,000         134,000         127,000         131,000
        (Gain) loss on sale of assets               (1,000 )             -         (10,000 )         2,000          (5,000 )
        Loss from ETL                               68,000               -               -               -               -
        Changes in operating assets and
          liabilities:
             Decaccountsnreceivable                166,000        (316,000 )       (17,000 )      (117,000 )       (18,000 )
             (Increase) decrease in costs in
                excess of billings, prepaid
                expenses and other current
                assets                             (42,000 )       (12,000 )         9,000           3,000          53,000
             (Decrease) increase in
                  accounts payable and
                  accrued expenses                  (3,000 )        89,000         (13,000 )        27,000         (63,000 )

Net cash flow provided by (used in)
         operating activities                      (35,000 )       (91,000 )       170,000          45,000        (231,000 )


Cash flows from investing activities:
     Purchase of property and
          equipment                                (37,000 )       (60,000 )      (293,000 )      (212,000 )       (30,000 )
     Proceeds from sale of properties               31,000                          15,000           8,000          16,000
                                                                    -
     Increase (Decrease) in other assets            (2,000 )        (3,000 )         4,000               -               -
     Advances to ETL                               (36,000 )             -         (30,000 )             -               -

Net cash flow provided by (used in)
         investing activities                      (44,000 )       (63,000 )      (304,000 )      (204,000 )       (14,000 )


Cash flows from financing activities:
     Adjustment for inter-company
         G & A                                       8,000         (30,000 )       126,000         198,000         221,000
     Proceeds from debt obligations
         incurred                                  151,000         170,000         142,000         137,000         200,000

                                                  (105,000)       (113,000)      (1794,000)      (1182,000)      (1266,000)

Increase (Decease) in cash and cash
     equivalents                                    26,000         (41,000 )       (40,000 )        23,000          21,000
Cash and cash equivalents at
     beginning of period                             5,000          45,000          45,000          22,000           1,000

Cash and cash equivalents at end of
     period                                  $      31,000   $       4,000   $       5,000   $      45,000   $      22,000


See Notes to Financial Statements

                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

Western Environmental  Services  &  Testing, Inc  is  an  environmental  quality testing company with laboratory and offices located in Casper, Wyoming, Evanston, Wyoming and San Marcos, Texas. The Company's emphasis is on air quality testing but soil, water and asbestos testing is also performed. The Company provides services to the public although most clients are industrial entities. Fees for services are collected within 30-60 days.

On November 30, 1992, the Company merged with Hawks Industries, Inc., a publicly held Company and has been a wholly owned subsidiary since that date.

a. CashaandoCashgEquivalents-oForipurposesiof thelStatement of Cash Flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be a cash equivalents.
b. Depreciation- Property and equipment are depreciated over the assets estimated useful
Lives of 5 to 10 years using the straight-line method.
c. Revenue and Cost Recognition-Income from environmental quality testing is reflected in the financial statements by the completed contract method whereby income and costs are recognized when the testing is complete and a report is issued. On large jobs the contract is broken into segments and billed when each segment is completed.
d. Bad debts-Uncollectible accounts are charged directly against earnings when they are determined to be uncollectible. Use of this method does not result in a material difference from the valuation method required by generally accepted accounting principles.

2.        Property and equipment

          Property and equipment at March 31, 2000 and December 31, 1999 and 1998 consisted of the following:

                                        2000             1999             1998
                                        ----             ----             ----
Engineering Equipment              $    868,000     $    851,000     $    737,000
AutomotiveeEquipment                    203,000          207,000          200,000
Buildings                                79,000           72,000                -
Furniture and fixtures                  203,000          247,000          199,000
Leasehold Improvements                   76,000           64,000           59,000
Other Equipment                          63,000           63,000           63,000

                                      1,705,000        1,717,000        1,715,000
Less Accumulated Depreciation           942,000          931,000        1,098,000

Western Environmental Testing
    And Services, Inc.                  763,000          786,000          617,000
Corporate buildings and
     equipment                          286,000          255,000          260,000

                                   $  1,049,000     $  1,041,000     $    877,000




                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

3.    Notes Payable, Long-Term Debt and Pledge Assets

Notes payable at March 31, 2000 and December 31, 1999 and 1998 consisted of the following:

                                                                 2000              1999             1998
                                                                 ----              ----             ----
RevolmaturingeAprilr19,t20000collateralized by 6.46%
     certificate of deposit                                 $     140,000    $     145,000    $     138,000
Short Tern note payable to bank, interest at 9.75%
     maturing March 16, 2000, collateralized by buildings          79,000           73,000              -

                                                            $     219,000    $     218,000    $   138,000


Long-Term debt at March 31, 2000 and December 31, 1999 and 1998 consisted of the following:

                                                                     2000            1999           1998
                                                                     ----            ----           ----
Mortgage note payable to bank, interest set at 4% above
    U.S. Treasury bill index for one year each June 1st,
    (8.66% at March 31, 2000), payable $1,181 per month
    including interest until April 1, 2009, collateralized by
    office building                                              $    91,000    $    92,000    $    95,000
Mortgage notes payable to W.D. Hodges and Jim Ferris
   Properties, interest at 9% payable $971 per month until
   September 17, 2013, collateralized by building                     88,000         90,000         96,000
Installment loans payable, due at various times from May
     2001 to August 2002, interest rates from 9.0% to 10%
     secured by equipment                                                -           50,000         37,000
Note payable Wyoming Industrial Development
     Corporation, interest at 7.33%, payable $3,991 per
     month including interest until October 5, 2002,
     collateralized by equipment                                     110,000        119,000        157,000
Note payable Wyoming Industrial Development
     monthrincludingtinterest.6.96%, payable $4,475 per                  -               -          77,000
Note payable Wyoming Industrial Development
     Corporation, Interest at 6.5% payable $2,935 per
     month until March 3, 2005 collateralized by equipment           148,000             -              -

                                                                     437,000        351,000        462,000
Less Current Maturities                                               78,000         72,000        122,000

                                                                 $   359,000    $   279,000    $   340,000




Aggregate maturities of Long-Term debt consisted of the following:

2000             $      78,000
2001                    82,000
2002                    77,000
2003                    45,000
2004                    48,000
Thereafter             107,000

                 $     437,000



                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                         NOTES TO FINANCIAL STATEMENTS
4. Discontinued Operations Reconciliationted)

The following tables summarize the conversion from the subsidiary, Western Environmental Services & Testing, Inc. to the environmental testing and management segment that is discontinued as presented in Exhibit "C" for each of the periods presented:

                 FOR THE THREE MONTHS ENDED MARCH 31, 2000
                 -----------------------------------------
                                   As                              Discont-
                                   --                              --------
                                Presented     Adjustments            inued
                                ---------     -----------            -----
Operating revenue:
     Environmental testing
         and management       $   310,000                       $    310,000
     Gain (Loss) on sale of
         assets                     1,000                              1,000

                                  311,000                            311,000

Operating expenses:
     Cost of sales                274,000                            274,000
     General and admin.           155,000                            155,000
     Depreciation and
        amortization               34,000                             34,000
     Allocation of
         Corporate G & A           27,000         (27,000 ) (a)            -

                                  490,000                            463,000

Operating income (loss)          (179,000 )                         (152,000 )
Other income (expense):
     LossrfromiETLme              (68,000 )                          (68,000
)    Interest expense             (12,000 )                          (12,000 )

Net income (loss) before
     taxes                       (257,000 )                         (230,000 )
Provision for taxes
     Current                            -                                  -
     Deferred                           -                                  -

Net income (loss)             $  (257,000 )                     $   (230,000 )


    (a)Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                         NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

                 FOR THE THREE MONTHS ENDED MARCH 31, 1999
                 -----------------------------------------
                                   As                              Discont-
                                   --                              --------
                                Presented     Adjustments            inued
                                ---------     -----------            -----
Operating revenue:
     Environmental testing
         and management       $   712,000                       $    712,000
     Gain (Loss) on sale of
         assets                         -                                  -

Operating expenses:               712,000                            712,000
     Cost of sales                418,000                            418,000
     General and admin.           108,000                            108,000
     Depreciation and
        amortization               34,000                             34,000
     Allocation of
         Corporate G & A           28,000         (28,000 ) (a)            -

                                  588,000                            560,000

Operating income (loss)           124,000                            152,000
Other income (expense):
     Interest income                2,000                              2,000
     Interest expense             (12,000 )                          (12,000 )
     Loss from ETL                      -                                  -

Net income (loss) before
     taxes                        114,000                            142,000
Provision for taxes
     Current                            -                                  -
     Deferred                           -                                  -

Net income (loss)             $   114,000                       $    142,000


    (a)Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                         NOTES TO FINANCIAL STATEMENTS
                                   FORaTHEtYEAR ENDED DECEMBER 31, 1999
                                   ------------------------------------
                                   As                               Discont-
                                   --                               --------
                                Presented     Adjustments             inued
                                ---------     -----------             -----
Operating revenue:
     Environmental testing
         and management       $ 2,499,000                       $    2,499,000
     Gain (Loss) on sale of
         assets                    10,000                               10,000

                                2,509,000                            2,509,000

Operating expenses:
     Cost of sales              1,623,000                            1,623,000
     General and admin.           525,000                              525,000
     Depreciation and
        amortization              134,000                              134,000
     Allocation of
         Corporate G & A          116,000        (116,000 ) (a)              -

                                2,398,000                            2,282,000

Operating income (loss)           111,000                              227,000
Other income (expense):
     Interest income               10,000                               10,000
     Interest expense             (54,000 )                            (54,000 )
Net income (loss) before
     taxes                         67,000                              183,000
Provision for taxes
     Current                            -                                   -

Net incomee(loss)             $    67,000                       $      183,000


(a)Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)
                                   FOR THE YEAR ENDED DECEMBER 31, 1998
                                   ------------------------------------
                                   As                              Discont-
                                   --                              --------
                                Presented     Adjustments            inued
                                ---------     -----------            -----
Operating revenue:
     Environmental testing
         and management       $ 2,211,000                       $  2,211,000
     Gain (Loss) on sale of
         assets                    (2,000 )                           (2,000 )

                                2,209,000                          2,209,000

Operating expenses:
     Cost of sales              1,367,000                          1,367,000
     General and admin.           490,000                            490,000
     Depreciation and
        amortization              127,000                            127,000
     Allocation of

        Corporate G & A         2,164,000       (180,000 ) (a)     1,984,000

Operating income (loss)            45,000                            225,000
Other income (expense):
     Other income                   4,000                              4,000
     Interest income               10,000                             10,000
     Interest expense             (56,000 )                          (56,000 )
Net income (loss) before
     taxes                          3,000                            183,000
Provision for taxes
     Current                            -                                  -
     Deferred                           -                                  -

Net income (loss)             $     3,000                       $    183,000


(a)Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                 ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)
                                   FOR THE YEAR ENDED DECEMBER 31, 1997
                                   ------------------------------------
                                   As                              Discont-
                                   --                              --------
                                Presented     Adjustments            inued
                                ---------     -----------            -----
Operating revenue:
     Environmental testing
         and management       $ 1,792,000                       $  1,792,000
     Gainassets) on sale of         5,000                              5,000

                                1,797,000                          1,797,000

Operating expenses:
     Cost of sales              1,260,000                          1,260,000
     General and admin.           486,000                            486,000
     Depreciation and
        amortization              131,000                            131,000

     Allocation of
         Corporate G & A          215,000        (215,000 ) (a)            -

                                2,092,000                          1,877,000

Operating income (loss)          (295,000 )                          (80,000 )
Other income (expense):
     Other income                   2,000                              2,000
     Interest income               10,000                             10,000
     Interest expense             (46,000 )                          (46,000 )
Net income (loss) before
     taxes                       (329,000 )                         (114,000 )
Provision for taxes
     Current                            -                                  -
     Deferred                           -                                  -

Net income (loss)             $  (329,000 )                     $   (114,000 )


(a)Allocation of general and administrative expenses not applicable for computation of discontinued operations.



                                  EXHIBIT "G"
                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)

                              Financial Statements
                    As Of December 31, 1999 And 1998 And For
                  The Period From Inception (January 31, 1997)
                              To December 31, 1999

             Together With Report Of Independent Public Accountants

                    As Of March 31, 2000 (Unaudited) And For
                  The Period From Inception (January 31, 1997)
                         To March 31, 2000 (Unaudited)









To the Board of DirectorsTand ShareholdersPUBLIC ACCOUNTANTS of North Star Exploration, Inc.:

We have audited the accompanying balance sheets of NORTH STAR EXPLORATION, INC. (a Nevada corporation in the exploration stage) as of December 31, 1999 and 1998, and the related statements of operations, shareholders' deficit, and cash flows for each of the three years in the period ended December 31, 1999 and for the period from inception (January 31, 1997) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Star Exploration, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, and for the period from inception (January 31, 1997) through December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                           ARTHUR ANDERSEN LLP

Denver, Colorado,
    February 24, 2000.

                          NORTH STAR EXPLORATION, INC.
                          ----------------------------
                       (An Exploration Stage Corporation)

                                 BALANCE SHEETS
                                 --------------

                                                                December 31,                March 31,

                                                            1998             1999             2000

                                                                                           (Unaudited)
               ASSETS
Cash and cash equivalents                              $      10,936   $      20,432    $        9,312
Accounts receivable _ affiliates                              45,188         133,414           138,150
Other current assets                                           3,728             778             1,416

          Total current assets                                59,852         154,624           148,878


Lease acquisition costs                                      400,000         650,000           650,000
Equipment, net of accumulated depreciation
     of $10,937 and $44,219 and $54,538,  respectively        69,538         206,301           198,763

          Total assets                                 $     529,390   $   1,010,925    $      997,641


LIABILITIES:BILITIES AND SHAREHOLDERS' DEFICIT
   Advances from affiliate                             $   3,689,807   $   8,643,112    $    9,413,462
   Accounts payable                                          420,899         256,694           124,407
   Accrued interest                                          175,287         621,623           780,409
   Accrued liabilities                                        14,061          11,644             3,247

          Total current liabilities                        4,300,054       9,533,073        10,321,525

COMMITMENTS AND CONTINGENCIES (Note 4)

SHAREHOLDERS' DEFICIT:
  Common stock; no par value; 20,000,000 shares
      authorized, 18,950,000, 20,000,000, and
      20,000,000  issued and outstanding at March 31,
      2000, December 31, 1999 and 1998, respectively           1,000           1,000             1,000
  Accumulated deficit                                     (3,771,664)     (8,523,148 )      (9,324,884 )

          Total shareholders' deficit                     (3,770,664)     (8,522,148 )      (9,323,884 )


          Total liabilities and shareholders' deficit  $     529,390   $   1,010,925    $      997,641




                 The accompanying notes to financial statements are an integral part of these balance sheets.

                          NORTH STAR EXPLORATION, INC.
                          ----------------------------
                       (An Exploration Stage Corporation)

                            STATEMENTS OF OPERATIONS
                            ------------------------

                                                  Year Ended
                                                 December 31,

                                      1997          1998           1999

COSTS AND EXPENSES:
  Exploration                      $  701,734  $  2,378,156   $  2,943,925
  General and administrative           70,165       435,385      1,331,720
  Depreciation                          1,155         9,782         33,282
  Interest expense                     22,824       152,463        446,336


          Total costs and expenses    795,878     2,975,786      4,755,263


OTHER INCOME                                -             -          3,779


NET LOSS                           $ (795,878  $ (2,975,786)  $ (4,751,484 )




                                                               Period From    Period From
                                                                Inception      Inception
                                                              (Jan1997)31,     31,a1997)
                                      Three Months Ended           To              To

                                           March 31,          December 31,     March 31,

                                       1999         2000          1999            2000

                                                                              (Unaudited)
COSTS AND EXPENSES:
  Exploration                      $   559,596  $   304,435  $    6,023,815  $   6,328,250
  General and administrative           348,009      330,465       1,837,270      2,167,735
  Depreciation                           5,878       10,319          44,219         54,538
  Interest expense                      75,520      158,786         621,623        780,409


          Total costs and expenses     989,003      804,005       8,526,927      9,330,932


OTHER INCOME                                 -        2,269           3,779          6,048


NET LOSS                           $  (989,003) $  (801,736) $   (8,523,148) $  (9,324,884)



                 The accompanying notes to financial statements
                   are an integral part of these statements.

                          NORTH STAR EXPLORATION, INC.
                          ----------------------------
                       (An Exploration Stage Corporation)
                            STATEMENT1 of 2ASH FLOWS
                            ---------======---------

                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                           1997          1998           1999

CASH FLOWS FROM OPERATING
   ACTIVITIES:
     Net loss                                          $  (795,878) $  (2,975,786) $  (4,751,484)
     Adjustments to reconcile net loss to net
       cash used in operating activities-
          Depreciation                                       1,155          9,782         33,282
          Increase (decrease) in accounts payable           53,276        367,623       (164,205)
          Increase in accrued interest                      22,824        152,463        446,336
          Increase (decrease) in accrued liabilities         3,941         10,120         (2,417)
          (Increase) decrease in accounts
              receivable - affiliates                      (37,608)        (7,580)       (88,226)
          (Increase) decrease in other current assets            -         (3,728)         2,950

               Net cash used in operating activities      (752,290)    (2,447,106)    (4,523,764)


CASH FLOWS FROM INVESTING
   ACTIVITIES:
     Lease acquisition costs                              (200,000)      (200,000)      (250,000)
     Purchase of equipment                                 (22,823)       (56,652)      (170,045)

               Net cash used in investing activities      (222,823)      (256,652)      (420,045)


CASH FLOWS FROM FINANCING
   ACTIVITIES:
     Advances fNet cashlprovided by financing              988,602      2,701,205      4,953,305
                   activities                              988,602      2,701,205      4,953,305


NET INCREASE (DECREASE) IN CASH
   AND CASH EQUIVALAENTS                                    13,489         (2,553)         9,496

CASH AND CASH EQUIVALENTS,
     at beginning of period                                      -         13,489         10,936


CASH AND CASH EQUIVALENTS,
     at end of period                                  $    13,489  $      10,936  $      20,432



SUPPLEMENTAL DISCLOSURE OF
   NON-CASH ACTIVITIES:
     Issuance of common stock for promissory
       notes                                           $       900  $           -  $           -


     Issuance of common stock to Doyon in
       connection with lease acquisition
       agreement                                       $       100  $           -  $           -




                 The accompanying notes to financial statements
                   are an integral part of these statements.

                          NORTH STAR EXPLORATION, INC.
                          ----------------------------
                       (An Exploration Stage Corporation)
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                     2 of 2
                                     ------

                                                                                          Period          Period
                                                                                           From            From
                                                                                        Inception       Inception
                                                                                         (January        (January
                                                                                        31, 1997)       31, 1997)
                                                            Three Months Ended              To              to
                                                                 March 31,             December 31,      March 31

                                                            1999           2000            1999            2000

CASH FLOWS FROM OPERATING
   ACTIVITIES:
     Net loss                                          $    (989,004) $    (801,736) $    (8,523,148) $  (9,324,884
     Adjustments to reconcile net loss to net
       cash used in operating activities-
          Depreciation                                         5,878         10,319           44,219         54,538
          Increase (decrease) in accounts payable           (214,340)      (132,287)         256,694        124,407
          Increase in accrued interest                        75,519        158,786          621,623        780,409
          Increase (decrease) in accrued liabilities         (12,625)        (8,397)          11,644          3,247
          (Increase) decrease in accounts
              receivable - affiliates                         11,895         (4,736)        (133,414)      (138,150
          (Increase) decrease in other current assets            940           (638)            (778)        (1,416
CASH FLOWS FROM INVESTINGused in operating activities      (1,121,737)      (778,689)      (7,723,160)    (8,501,849
   ACTIVITIES:
     Lease acquisition costs                                (250,000)             -         (650,000)      (650,000
     Purchase of equipment                                   (86,631)        (2,781)        (249,520)      (252,301

               Net cash used in investing activities        (336,631)        (2,781)        (899,520)      (902,301


CASH FLOWS FROM FINANCING
   ACTIVITIES:
     Advances from affiliate                               1,562,165        770,350        8,643,112      9,413,462

               Net cash provided by financing
                   activities                              1,562,165        770,350        8,643,112      9,413,462


NET INCREASE (DECREASE) IN CASH
   AND CASH EQUIVALAENTS                                     103,797        (11,120)          20,432          9,312

CASH AND CASH EQUIVALENTS,
     at beginning of period                                   10,936         20,432                -              -


CASH AND CASH EQUIVALENTS,
     at end of period                                  $     114,733  $       9,312  $        20,432  $       9,312



SUPPLEMENTAL DISCLOSURE OF
   NON-CASH ACTIVITIES:
     Issuance of common stock for promissory
     Issuance of common stock to Doyon in              $           -  $           -  $           900  $         900
       connection with lease acquisition
       agreement                                       $           -  $           -  $           100  $         100



                 The accompanying notes to financial statements
                   are an integral part of these statements.

                          NORTH STAR EXPLORATION, INC.
                          ----------------------------
                       (An Exploration Stage Corporation)


                       STATEMENT OF SHAREHOLDERS' DEFICIT
                       ----------------------------------

                FOR THE PERIOD FROM INCEPTION (JANUARY 31, 1997)
                ------------------------------------------------

                      THROUGH DECEMBER 31, 1999 (AUDITED)
                      -----------------------------------

                         AND MARCH 31, 2000 (UNAUDITED
                         -----------------------------

                                                                                          Accumu-
                                              Common Stock           Treasury Stock        lated
                                            Shares      Amount       Shares     Amount    Deficit         Total

INCEPTION, January 31, 1997                         -  $      -              -$      - $           -  $           -
  Issuance of common stock for
     promissory notes                      18,000,000       900              -       -             -            900
  Issuance of common stock to
     Doyon in connection with lease
     acquistion agreement                   2,000,000       100              -       -             -            100

  Net loss                                          -         -              -       -      (795,878)      (795,878)


BALANCE, December 31, 1997                 20,000,000     1,000              -       -      (795,878)      (794,878)

  Net loss                                          -         -              -       -    (2,975,786)    (2,975,786)


BALANCE, December 31, 1998                 20,000,000     1,000              -       -    (3,771,664)    (3,770,664)

  Net loss                                          -         -              -       -    (4,751,484)    (4,751,484)


BALANCE, December 31, 1999                 20,000,000     1,000              -       -    (8,523,148) $  (8,522,148)

  Net loss                                          -         -              -       -      (801,736)      (801,736)

  Shares retained in Company's
      treasury (Note 8)                    (1,050,000)        -      1,050,000       -             -              -


BALANCE, March 31, 2000
  (Unaudited)                              18,950,000  $  1,000      1,050,000$      - $  (9,324,884) $  (9,323,884)


                 The accompanying notes to financial statements
                    are an integral part of this statement.

                          NORTH STAR EXPLORATION, INC.
                          ----------------------------
                       (An Exploration Stage Corporation)

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                       DECEMBER 31, 1999, 1998 (AUDITED)
                       ---------------------------------

                         AND MARCH 31, 2000 (UNAUDITED)
                         ------------------------------



1.  ORGANIZATION AND DESCRIPTION OF THE BUSINESS
    --------------------------------------------
      AND BASIS OF PRESENTATION:
      --------------------------

Organization and Description of the Business
--------------------------------------------

North Star Exploration, Inc., a Nevada corporation (the "Company" or "North Star"), is a privately held exploration company formed on January 31, 1997 for the purpose of acquiring, exploring and developing certain mineral properties in the State of Alaska.

On May 27, 1997, the Company entered into an Option Agreement (the "Agreement") with Doyon, Limited ("Doyon") with respect to certain lands in Alaska. The Agreement provides North Star with the exclusive right to explore for minerals until January 1, 2002, to lease prospects identified thereon, and to develop and produce minerals pursuant to such leases. The optioned lands encompass approximately seven million acres comprised of 24 individually named blocks, ThesAgreementarequires NorthrStardtogspends$9imillioneoverfthetlifetof the
Agreement, with minimum commitments per year and with specific minimum expenditures per block. Exploration expenditures in excess of the minimum amount may be carried forward and credited to expenditure requirements for future years with certain limitations. As of March 31, 2000, North Star had spent approximately $5.6 million of the $9 million required to be spent over the life of the agreement.

At any time during the agreement term, North Star may, if it has conducted a specified minimum amount of drilling, made a specified minimum amount of exploration expenditures and received a positive pre-feasibility study with respect to a particular mineral area, exercise its option to lease that area for mineral development for a specified initial term. If North Star achieves commercial production during the initial term, the lease will continue so long as there is commercial production. North Star may obtain leases on an unlimited number of areas currently owned by Doyon, and on areas from lands selected by Doyon pursuant to the Alaska Native Claims Settlement Act, but not yet conveyed to Doyon.

Each mining lease will provide for an annual payment to Doyon commencing upon the execution of the lease of a specified amount per acre leased, but not less than a specified annual minimum total, until a feasibility study is delivered to Doyon. If a feasibility study is not delivered to Doyon before the fifth anniversary of the execution of the lease, the annual per acre and minimum total amounts increase. North Star must also incur minimum expenditures until the feasibility study is delivered to Doyon. Starting on the date of submittal of a feasibility study, North Star is required to pay Doyon a yearly advance royalty, which is larger than the annual minimum total that was payable prior to feasibility, and which is recoupable out of 50% of future royalties. From commencement of commercial production until payback, North Star is required to aaspecifiedhpercentagefof netcprofits,runtilgpayback,yand the largerrofeanrns or increased percentage royalty of net Smetter returns or an increased percentage of net profits, after payback. Doyon reserves the right to buy a fractional portion of the equity in a project after deliverance of a positive feasibility study.

North Star was not in technical compliance with several provisions of the Agreement as of December 31, 1999. However, the Company has received a waiver from Doyon regarding these variances through June 30, 2000.

Business Risks
--------------

The Company is currently exploring for minerals and has yet to exercise any options to lease prospects. The Company has therefore not produced any revenues since inception and there can be no assurance that revenues will be generated during fiscal 2000.

The Company's operations will be significantly affected by the market price of gold. Gold prices can fluctuate widely and are affected by numerous factors that are beyond the Company's control. In July 1999, the market price for gold declined to its lowest level in 20 years. A further sustained period of low gold prices could have a material adverse effect on the Company's financial position, results of operations and its ability to raise adequate financing.

The Company has a funding agreement with Equistar Consolidated Holdings LLC ("Equistar"). Equistar is owned 50% by certain shareholders who have a 45% ownership interest in North Star. The remaining 50% interest in Equistar is owned by a Partnership which solely owns a Company that has a 45% interest in Equistarahas funded the operations of the Company since inception and North Star's ability to continue as a going concern is dependent upon the continued support of Equistar or obtaining an alternate source of financing. Equistar has committed to fund the operations of the Company through March 31, 2001, unless other financing is secured prior to that date.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    -------------------------------------------

Basis of Presentation
---------------------

The accompanying financial statements are presented on the accrual basis of accounting, in accordance with generally accepted accounting principles.

Unaudited Periods Presented
---------------------------

In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring items) necessary to present fairly the financial position of North Star as of March 31, 2000 and the results of operations and cash flows for the periods presented. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. Management believes the disclosures made are adequate to ensure that the information is not misleading, and recommends that these financial statements be read in conjunction with the Company's December 31, 1999 audited financial statements.

Exploration Stage Enterprise
----------------------------

The Company is in the exploration stage and is accounted for in accordance with Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by CashlandeCashtEquivalentsises."
-------------------------

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Equipment and Mineral Rights
----------------------------

Expenditures for equipment are stated at cost. Depreciation is provided using the straight-line method over useful lives ranging from 3 to 7 years.

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed, the costs incurred to develop the property will be capitalized. Significant payments related to the acquisition of exploration interests are also capitalized. If a mineable ore body is discovered, acquisition costs will be amortized using a units-of-production method. If no mineable ore body is discovered, acquisition costs will be expensed in the period in which it is determined the property has no future economic value.

The Company adopted American Institute of Certified Public Accountants Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" ("SOP 98-5"), organization,utraining9and pre-feasibilityoexpenseseincurredrduringothe start-up phase of a project are expensed as incurred. Adoption of SOP 98-5 did not have a material impact to the financial statements.

Long-Lived Assets
-----------------

The Company evaluates potential impairment of long-lived assets and long-lived assets to be disposed of in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets
and for Long-Lived Assets to be Disposed of".   SFAS No. 121 established
procedures for review of recoverability, and measurement of impairment if necessary, of long-lived assets held and used by the Company. SFAS No. 121 requires that those assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. SFAS No. 121 also requires any long-lived assets to be disposed of to be reported at the lower of carrying amount or fair value less estimated selling costs. Fair value is determined using an estimated future cash flow analysis. An impairment is considered to exist if total estimated future cash flows on an undiscounted basis is less than the carrying amount of the asset. An impairment loss is then measured and recorded based on discounted estimated future cash flows. Future cash flows include estimates of recoverable ounces, gold prices (considering current and historical prices, price trends and related factors), production, capital and reclamation costs.

Income Taxes
------------

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" which requires the use of the asset and liability method of computing deferred income taxes. The objective of the asset and liability method is to establish deferred tax assets and ofatheiCompany'stassetspandrliabilitieseatbenactedttaxbratesaexpectedtto besin effect when those amounts are realized or settled.

Fair Value of Financial Instruments
-----------------------------------

The carrying values of the Company's cash and cash equivalents, accounts payable, accrued liabilities and advances from affiliate approximate their estimated fair values due to the short-term maturities of these assets and liabilities.


3.  INCOME TAXES:
    -------------

The components of deferred taxes follow:

                                     December 31,     December 31,      March 31,
                                         1998             1999             2000

                                                                       (Unaudited)
Deferred tax assets:
  Net operating loss carryforwards $    1,362,005   $    3,043,247   $    3,286,312
  Tax basis over book                           -          160,269          366,948


Deferred tax liability:
  Book basis over tax                      (3,332 )              -                -


 Valuationrallowancesset              (1,358,6733)     (3,203,5166)     (3,653,2600)


                                   $            -   $            -   $            -



At March 31, 2000, the Company had net operating loss carryforwards ("NOL") to offset future income for federal income tax purposes of approximately $8,763,498.

The Company established a valuation allowance against its deferred tax asset due to the losses incurred by the Company since inception. The Company's ability to generate future taxable income to utilize the NOL is uncertain.

4.  COMMITMENTS AND CONTINGENCIES:
    ------------------------------

Doyon Agreement
---------------

In accordance with the Agreement, as March 31, 2000, the Company is required to make annual lease acquisition payments of $300,000 for both 2000 and 2001.

At March 31, 2000, the Company's required exploration expenditures under the Agreement, were $1,091,020 for the remainder of 2000 and $2,300,000 for 2001.

Future Lease Commitments
------------------------

The Company has certain operating leases for office space and equipment with Themminimumnfuture payments under therterms of the operating leases are as follows:

            Nine months ending December 31,
            2000             $   173,171
            Years ending December 31,
            2001                 227,561
            2002                 216,572
            2003                 207,820
            2004                 205,892
            2005                 274,522
                            ------------
                              $1,305,538
                               =========


The Company recorded expenses related to the operating leases of $54,390, $233,269 and $66,013 for the three months ended March 31, 2000 and for the years ended December 31, 1999 and 1998, respectively.

Environmental Laws and Regulations
----------------------------------

The Company's management believes that it is in compliance with environmental laws and regulations as currently enacted. The Company's management has filed all necessary permits to fulfill current environmental compliance requirements. However, the exact nature of environmental compliance, which the Company may be exposed to in the future, cannot be predicted. This is primarily due to the increasing number, complexity and changing character of environmental requirements that may be enacted by federal and state authorities. Provisions for reclamation will be made when mining begins.

5.  RELATED PARTY TRANSACTIONS:
    ---------------------------
Accounts Receivable _ Affiliates
--------------------------------

In 1999, the Company advanced funds to Zeus Consolidated Holdings, Inc. ("Zeus"). At March 31, 2000 and December 31, 1999, advances to Zeus totaled $129,635 and $132,102. The advanced funds bear interest at 7% per annum and are due in 2000. At March 31, 2000 and December 31, 1999, accrued interest totaled $6,048 and $3,779, respectively.

Advance From Affiliate
----------------------

Advances from Equistar accrue interest at 7% per annum with all amounts outstanding maturing on October 31, 2000, subject to the funding commitment discussed in Note 1. The Company owed $9,413,462, $8,643,112 and $3,689,807 in principal and $780,409, $621,623 and $175,287 in accrued interest to Equistar as of March 31, 2000, December 31, 1999 and 1998, respectively.

Management Fee
--------------

Beginning January 1999, Equistar began charging the Company a management fee of $35,000 per month for administrative services performed on behalf of the Company. The Company incurred total expense of $105,000 for the three months ended March 31, 2000 and $420,000 for the year ended December 31, 1999, respectively.

6.  CONTROLLING INTEREST IN PUBLICLY TRADED COMPANY:
    ------------------------------------------------

On June 10, 1999, Company shareholders representing 90% of the outstanding shares of the Company (the "Buyers") entered into an agreement to purchase a controlling interest in a publicly traded company. As part of the obligationsoof NorthuStar,resulting fromtthe,advancesnmade byeEquistar,ttotthe shareholders of the publicly traded company as partial payment for the acquisition.

7.  LETTER OF INTENT WITH INTERNATIONAL
    -----------------------------------
      BRAVO RESOURCE CORPORATION:
      ---------------------------

On July 5, 1999, North Star entered into a letter of intent with International Bravo Resource Corporation ("Bravo") giving Bravo the right to acquire a 51% interest in certain properties by issuing 200,000 shares of Bravo to North Star, which would represent approximately 1.6% of total Bravo shares outstanding as of January 31, 2000 and by spending at least $5 million on the properties over a period of six years. The letter of intent further states that, upon the completion of the acquisition of a 51% interest in the properties by Bravo, it and North Star intend to enter into a joint venture agreement which will include provision for Bravo to increase its interest to 70% in designated specific prospects within the area of the properties. Consummation of the transaction is conditioned upon execution of a final contract and approval of the transaction by Doyon and the regulatory authorities.

8.  SHAREHOLDERS' DEFICIT:
    ----------------------

On January 17, 2000, the Company's shareholders approved a resolution to increase the number of authorized shares to 20,000,000, to split presently outstanding shares 800 to 1 and to withhold 1,050,000 shares proportionately from each existing shareholder, with the exception of Doyon, from the shares issuable to each of them in the stock split, to be retained in the Company's treasury and reserved for issuance pursuant to stock options that may be granted in the future to employees. The financial statements have been retroactively adjusted for all periods presented to reflect this transaction and the 89.45%hbased onethe%numberhofdsharesooutstandingdatbMarcha31,e2000.duced to









                                  EXHIBIT "H"
                        ZEUS CONSOLIDATED HOLDINGS, INC.
                       (An Exploration Stage Corporation)

                       Consolidated Financial Statements
                        As Of December 31, 1999 And For
                   The Period From Inception (March 1, 1999)
                              To December 31, 1999

             Together With Report Of Independent Public Accountants

                  As Of March 31, 2000 (Unaudited) And For The
                    Period From Inception (March 1, 1999) To
                           March 31, 2000 (Unaudited)






                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Zeus Consolidated Holdings, Inc.:

We have audited the accompanying consolidated balance sheet of ZEUS CONSOLIDATED HOLDINGS, INC. (a Nevada corporation in the exploration stage) and subsidiary as of December 31, 1999 and the related consolidated statement of operations, shareholders' deficit, and cash flows for the period from inception (March 1, 1999) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zeus Consolidated Holdings, Inc. and subsidiary as of December 31, 1999 and the results of their operations and their cash flows for the period from inception (March 1, 1999) through December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                      ARTHUR ANDERSEN LLP


Denver, Colorado,
    April 10, 2000.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                        --------------------------------
                       (An Exploration Stage Corporation)


                                 BALANCE SHEETS
                                 --------------

                                                              December 31,      March 31,
                                                                  1999             2000
                                                                  ----             ----
                                    ASSETS                                     (Unaudited)
                                    ------
CASH AND CASH EQUIVALENTS                                   $        6,065   $        5,298

INVESTMENTaINcINTERNATIONAL BRAVO RESOURCE                            6,065            5,298
   CORPORATION                                                      11,293           17,593


       Total assets                                         $       17,358   $       22,891



    LIABILITIES AND SHAREHOLDERS' EQUITY
     ------------------------------------
CURRENT LIABILITIES
   Accounts payable                                         $       32,459   $        2,646
   Advances from North Star                                        129,635          132,102
   Advances from Equistar                                           24,300           56,700
   Accrued interest payable                                          3,968            7,166


      Total current liabilities                                    190,362          198,614

COMMITMENTS AND CONTINGENCIES (Note 4)

SHAREHOLDERS' DEFICIT:
  Common stock; no par value; 25,000 shares authorized;
    22,500 shares issued and outstanding                             1,800            1,800
  Accumulated other comprehensive (loss)/income                     (4,720 )          1,580
  Accumulated deficit                                             (170,084 )       (179,103 )


      Total shareholders' deficit                                 (173,004 )       (175,723 )


      Total liabilities and shareholders' deficit           $       17,358   $       22,891


                The accompanying notes to financial statements
                 are an integral part of these balance sheets.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                        --------------------------------
                       (An Exploration Stage Corporation)


                            STATEMENTS OF OPERATIONS
                            ------------------------

                                           Period From     Period From                     Period From
                                            Inception       Inception                       Inception
                                            (March 1,       (March 1,                       (March 1,
                                              1999)           1999)        Three Months       1999)
                                             Through         Through          Ended          Through
                                           December 31,     March 31,       March 31,       March 31,
                                               1999            1999            2000            2000

                                                           (Unaudited)     (Unaudited)     (Unaudited)
REVENUES:
  Option payments (Note 1)               $       16,013  $            -  $            -  $       16,013

COSTS AND EXPENSES:
  Exploration                                   103,573           6,576           4,871         108,444
  General and administrative                     78,556             205             950          79,506
  Interest expense                                3,968               1           3,198           7,166


NUnrealized (loss) gain on avail-              (170,084 )        (6,782 )        (9,019 )      (179,103 )
   able-for sale securities                      (4,840 )             -           6,274           1,434
  Change in cumulative translation
   adjustment                                       120               -              26             146


COMPREHENSIVE LOSS                       $     (174,804 )$       (6,782 )$       (2,719 )$     (177,523 )




                 The accompanying notes to financial statements
                   are an integral part of these statements.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                        --------------------------------
                       (An Exploration Stage Corporation)


                      STATEMENTS OF SHAREHOLDERS' DEFICIT
                      -----------------------------------

                 FOR THE PERIOD FROM INCEPTION (MARCH 1, 1999)
                 ---------------------------------------------

                      THROUGH DECEMBER 31, 1999 (AUDITED)
                      -----------------------------------

                         AND MARCH 31, 2000 (UNAUDITED)
                         ------------------------------


                                                      Accumulated
                                  Common Stock       Comprehensive     Accumulated

                                Shares    Amount     Income (Loss)       Deficit         Total

INCEPTION, March 1, 1999              -  $      -  $             -   $           -   $         -

Issuance of common stock         22,500     1,800                -               -         1,800
Change in cumulative
  translation adjustment              -         -              120               -           120
Unrealized loss on available-
  for-sale securities                 -         -           (4,840 )             -        (4,840)

     Net loss                         -         -                -        (170,084)     (170,084)


BALANCE,
  December 31, 1999              22,500  $  1,800  $        (4,720 ) $    (170,084)  $  (173,004)

Change in cumulative
  translation adjustment              -         -               26               -            26
Unrealized loss on available-
  for-sale securities                 -         -            6,274               -         6,274

     Net loss                         -         -                -          (9,019)       (9,019)


BALANCE,
  March 31, 2000                 22,500  $  1,800  $         1,580   $    (179,103)  $  (175,723)


                 The accompanying notes to financial statements
                   are an integral part of these statements.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                        --------------------------------
                       (An Exploration Stage Corporation)

                            STATEMENTS OF CASH FLOWS
                            ------------------------


                                                     Period From     Period From                     Period From
                                                      Inception       Inception                       Inception
                                                      (March 1,       (March 1,      Three Months     (March 1,
                                                        1999)           1999)                           1999)
                                                       Through         Through          Ended          Through
                                                     December 31,     March 31,       March 31,       March 31,
                                                         1999            1999            2000            2000

                                                                     (Unaudited)     (Unaudited)     (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                         $     (170,084 )$       (6,782 )$       (9,019 )$     (179,103 )
  Adjustments to reconcile net loss to net cash
   used in operating activities-
      Increase (decrease) in accounts payable              32,459               -         (29,813 )         2,646
      Increase in accrued interest                          3,968               1           3,198           7,166
      Increase in non-cash option revenue                 (16,013 )             -               -         (16,013 )

        Net cash used in operating activities            (149,670 )        (6,781 )       (35,634 )      (185,304 )


CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances from Equistarar                                124,300           6,781          34,867         159,167
  Issuance of common stock                                  1,800               -               -           1,800

        Net cash provided by financing activities         155,735           6,781          34,867         190,602


NET INCREASE IN CASH AND CASH
 EQUIVALENTS                                                6,065               -            (767 )         5,298

CASH AND CASH EQUIVALENTS,
  at beginning of period                                        -               -           6,065               -


CASH AND CASH EQUIVALENTS,
  at end of period                                 $        6,065  $            -  $        5,298  $        5,298



SUPPLEMENTAL DISCLOSURE OF NON-CASH
 INVESTING ACTIVITY:
    Purchase of investment in International Bravo
      Resources Corporation                        $       16,013  $            -  $            -  $       16,013


                 The accompanying notes to financial statements
                   are an integral part of these statements.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                        --------------------------------
                       (An Exploration Stage Corporation)


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          DECEMBER 31, 1999 (AUDITED)
                          ---------------------------

                         AND MARCH 31, 2000 (UNAUDITED)
                         ------------------------------



1.  ORGANIZATION AND DESCRIPTION OF THE BUSINESS
    --------------------------------------------
      AND BASIS OF PRESENTATION:
      --------------------------

Organization and Description of the Business
--------------------------------------------

Zeus Consolidated Holdings, Inc., a Nevada corporation (the "Company" or "Zeus") is a private corporation formed on March 1, 1999 for the purpose of exploring and developing properties, in which it holds mineral rights, in the State of Alaska. The three mineral properties in the exploration and development stage of which Zeus has been primarily involved in are known as the Divide, Central and West Pogo properties. Exploration and development of these properties is provided for in a letter agreement with International Bravo Resource Corporation ("Bravo"), a publicly owned British Columbia corporation, the shares of which are traded on the Canadian Venture Exchange. The letter agreement gives Bravo the right to elect to acquire a 51% interest in each of the three properties for a consideration of (1) the issuance by Bravo to Zeus, in accordance with a specified schedule, of 200,000 shares of Bravo common stock for each of the properties in which it elects to acquire such interest and (2) the incurring by Bravo, in accordance with a specified schedule, of expenditures for maintenance, exploration and development totaling to $1 million by December 31, 2002 in the case of each of two of the properties and $3 million by December 31, 2003 in the case of the third property, so that, if Bravo elects to exercise its rights with respect to all three properties, the total consideration under the terms of the approximatelyl4.6%6of,totalhBravoosharesooutstandingcas ofiJanuaryd1,e2000eand
$5 million of expenditures by Bravo. An initial installment of 150,000 shares was issued to Zeus by Bravo on September 29, 1999, which was recorded by the Company at its fair market value on that date.

It is further provided that each of the properties as to which Bravo completes the required transfer of shares and expenditures will become the subject of a joint venture, or be transferred to a new limited liability company, in which the initial interests of the parties will be 51 percent for Bravo and 49 percent for Zeus, both subject to dilution in the event of an election by a party not to contribute its proportionate share of proposed programs or budgets for future development of the property.


Business Risks
--------------

The Company is currently exploring for minerals and has yet to generate any revenues from mineral exploration since inception and there can be no assurance that revenues will be generated during fiscal 2000.

The Company's operations will be significantly affected by the market price of gold. Gold prices can fluctuate widely and are affected by numerous factors that are beyond the Company's control. In July 1999, the market price for gold declined to its lowest level in 20 years. A further sustained period of low gold prices could have a material adverse effect on the Company's financial position, results of operations and its ability to raise adequate financing.

The Company has funding agreements with Equistar Consolidated Holdings LLC ("Equistar") and North Star Exploration, Inc. ("North Star"). North Star and Zeus share substantially common ownership. Equistar is owned 50% by certain interestdinsEquistareis ownedwbyrahPartnership whichrsolelyrownsha companynthat% has a 45% interest in North Star.

North Star and Equistar have funded the operations of the Company since inception and the Company's ability to continue as a going concern is dependent upon the continued support of Equistar or upon obtaining an alternate source of financing. Equistar is committed to fully fund the operations of the Company until March 31, 2001, unless other financing is secured prior to that time.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    -------------------------------------------

Basis of Presentation
---------------------

The accompanying financial statements are presented on the accrual basis of accounting, in accordance with generally accepted accounting principles.

Exploration Stage Enterprise
----------------------------

The Company is in the exploration stage and is accounted for in accordance with Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises."

Cash and Cash Equivalents
-------------------------

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted affecttthe reportedeamountsrof assetsmand liabilitiesiandedisclosuremofions that contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Mineral Rights
--------------

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed, the costs incurred to develop the property will be capitalized. Significant payments related to the acquisition of exploration interests are also capitalized. If a mineable ore body is discovered, acquisition costs will be amortized using a units-of-production method. If no mineable ore body is discovered, acquisition costs will be expensed in the period in which it is determined the property has no future economic value.

Costs such as organization, training and pre-feasibility expenses incurred during the start-up phase of a project will be expensed as incurred.

Income Taxes
------------

The Company follows the provisions of SFAS No. 109, "Accounting for Income Taxes", which requires the use of the asset and liability method of computing deferred income taxes. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the book basis and tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when those amounts are realized or settled.

ThercarryingfvaluescoflthesCompany's cash and cash equivalents, accounts payable
-----------------------------------
and advances from affiliates approximate their estimated fair values due to the short-term maturities of these assets and liabilities.

3.  INCOME TAXES:
    -------------

The components of deferred taxes follow:
                                             December 31,   March 31,
                                                1999          2000
                                             ----------     ----------
  Deferred tax assets:
     Net operating loss carryforwards          $ 59,529     $ 67,164
     Tax basis over book                         -            10,413
                                              ---------    ---------
     Net deferred tax asset                      59,529       77,577

     Valuation allowance                        (59,529)     (77,577)
                                              ---------    ---------
                                           $      -     $      -
                                            ===========  ===========


At March 31, 2000, the Company had net operating loss carryforwards ("NOL") to offset future income for federal income tax purposes of approximately $179,103.

The Company established a valuation allowance against its deferred tax asset due to the losses incurred by the Company since inception. The Company's ability to generate future taxable income to utilize the NOL is uncertain.

4.  COMMITMENTS AND CONTINGENCIES:
    ------------------------------

The Company's management believes that it is in compliance with environmental allsnecessarylpermitsatocfulfillycurrentdenvironmental'compliancenrequirements.
However, the exact nature of environmental compliance, which the Company may be exposed to in the future, cannot be predicted. This is primarily due to the increasing number, complexity and changing character of environmental requirements that may be enacted by federal and state authorities. Provisions for reclamation will be made when mining begins.

5.  RELATED PARTY TRANSACTIONS:
    ---------------------------

At March 31, 2000 and December 31, 1999 funds advanced from North Star to Zeus totaled $132,102 and $129,635. The advances from North Star accrue interest at 7% per annum and are due in 2000. At March 31, 2000 and December 31, 1999, accrued interest payable on advances from North Star totaled $6,048 and $3,779, respectively.

In 1999, Equistar advanced funds totaling $24,300 to Zeus. The advances from Equistar accrue interest at 7% per annum and are due in 2000. At March 31, 2000 and December 31, 1999, accrued interest payable on advances from Equistar totaled $1,118 and $189, respectively.





                                  EXHIBIT "I"


                             HAWKS INDUSTRIES, INC.

                              OVERRIDING ROYALTIES
                              FINA(Unaudited)MENTS

              AS OF MARCH 31, 2000 AND DECEMBER 31, 1999 AND 1998
             AND FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              AND THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997






                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                            STATEMENTS OF NET ASSETS
              AS OF MARCH 31, 2000 AND DECEMBER 31, 1999 AND 1998
                                  (Unaudited)

                               MARCH 31,          DECEMBER 31,
                                                  ------------
                                  2000          1999         1998
                                  ----          ----         ----
Oil and gas property             195,000    $  195,000   $  283,000
Less accumulated depletion       111,000       108,000       87,000


NET ASSETS                        84,000    $   87,000   $  196,000



        s to Financial Statements.

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                        STATEMENTS OF REVENUES, EXPENSES
                            AND CHANGES IN NET ASSETS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              AND THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                  (Unaudited)

                                                 March 31,                          December 31,
                                                 ---------                          ------------
                                             2000          1999           1999         1998          1997
                                             ----          ----           ----         ----          ----
Revenues:
     Oil and gas sales                  $    17,000    $    13,000   $    61,000   $   107,000   $    87,000


Expenses:
     Production costs                         3,000          2,000        10,000        16,000        10,000
     Depletion expense and
         impairment                           3,000         86,000       109,000        19,000        22,000
     Allocated corporate
         overhead                               -              -           3,000         4,000         5,000

                                              6,000         88,000       122,000        39,000        37,000

                                             11,000        (75,000)      (61,000 )      68,000        50,000
     Income tax                                 -              -             -             -             -

Nettassets, beginning of period              87,0000       196,0000)     196,0000 )    215,0000      237,0000
Dividends to Parent Company                 (14,000 )      (11,000)      (48,000 )     (87,000 )     (72,000 )

Net assets, end of period               $    84,000    $   110,000   $    87,000   $   196,000   $   215,000


See Notes to Financial Statements.

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                            STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              AND THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                  (Unaudited)

                                                      March 31,                         December 31,
                                                      ---------                         ------------
                                                  2000          1999           1999         1998          1997
                                                  ----          ----           ----         ----          ----
Cash flows from operating activities
Net income (loss)                            $    11,000    $   (75,000)  $   (61,000   $    68,000  $    50,000
Adjustments to reconcile net income (loss)
  to net cash provided by operating
  activities
         Depletion                                 3,000          6,000        21,000        19,000       22,000
         Impairment of oil and gas
             property                                  -         80,000        88,000             -            -

Net cash flows provided by operating
  activities                                      14,000         11,000        48,000        87,000       72,000
Cash flow from investing activities
                                                       -              -             -             -            -


Cash flow from financing activities
Dividends to Parent Company                      (14,000 )      (11,000)      (48,000       (87,000)     (72,000 )

Net cash flows used in
   financing activities                          (14,000 )      (11,000)      (48,000       (87,000)     (72,000 )

Change in cash                                         -              -             -             -            -

Cash beginning of period                               -              -             -             -            -

Cash end of period                           $         -              -   $         -   $         -  $         -




See Notes to Financial Statements.


                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

The financial statements present only the oil and gas revenue and expenses and allocated corporate overhead from the overriding royalties interest in oil and gas properties owned by Hawks Industries, Inc (The "Company"). In 1992, the beingnheld-aspansinvestmentiandndrequiretavminimum amounteoficorporateltoverhead to manage.

1. Summary of Significant Accounting Policies follow:

     Property and equipment:

The Company uses the successful efforts method of accounting for oil and gas producing activities as prescribed by Statement of Financial Accounting Standards (SFAS) Statement No. 19, "Financial Accounting and Reporting by Oil and Gas Producing Companies". Under this method, the costs of unsuccessful exploratory wells and delay rentals are expensed as incurred. Lease acquisition costs and costs of drilling and equipping productive exploratory and all development wells are capitalized. Depreciation and depletion of producing properties and equipment is computed by the unit-of-production method using Company estimates of unrecovered proved producing oil and gas reserves.

Unamortized capital costs of proved oil and gas properties at a field level are reduced to fair value if the sum of expected undiscounted future cash flows is less than net book value. In accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", fair value is determined by discounting expected future cash flows from proved reserves using 10% and 15% discount rates commensurate with the risks involved.

2. Impairment of Producing Properties

For the year ended December 31, 1999, the Company recorded an impairment of its producing oil and gas overriding royalty properties in the amount of $88,000. The impairment was recorded to depreciation, depletion and amortization expense. Using a Company authorized reserve study, the Company determined the fair value of the properties using discounted future estimated cash flows.

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                           SUPPLEMENTARY INFORMATION
                DISCLOSURES OF OIL AND GAS PRODUCING ACTIVITIES
                                  (Unaudited)

Disclosures of Oil and Gas Producing Activities
-----------------------------------------------

In accordance with FASB Statement No. 69 "Disclosure About Oil and Gas Activities", the Company presents estimates of oil and gas reserves in order to assist the reader in making an evaluation of the Company's reserves. Inherent in the reserve evaluation process are numerous risks associated with attempting to quantify unknown volumes and unknown costs. The reader is reminded therefore that the following information is not presented as actual, but rather as estimates of future expectations. The following reserve information was based on year-end prices. The reader is reminded that oil and gas prices have fluctuated since year-end and management foresees further fluctuation, both up and down.

         CAPITALIZED COSTS RELATING TO OIL AND GAS PRODUCING ACTIVITIES
                   (All Activities are in the United States)

                                 MARCH 31,                     DECEMBER 31,
                                 ---------                     ------------
                             2000        1999          1999        1998         1997
                             ----        ----          ----        ----         ----
Proved oil and gas
    properties           $  195,000  $  203,000    $  195,000  $   283,000 $   283,000
Accumulated
depdepletion,and
   amortization, and
   valuation allowances     111,000      93,000       108,000       87,000      68,000

Net Capitalized costs    $   84,000  $  110,000    $   87,000  $   196,000 $   215,000


Cost  incurred  in  oil  and  gas  acquisition,  exploration,  and   development
activities

The Company had no acquisition, exploration or development costs because its oil and gas interests represent only overriding royalty interests.

Change in reserves

The Company has not had reserve (1) reports prepared since 1991, because of the cost to prepare and oil and gas sales being a minor amount on the Company's Statements of Operations. When required to prepare a reserve report to present information as required by FASB 69, the Company authorized a reserve study at the end of 1999.


 (1) The reserves were determined by an independent consulting geologist as of
                               December 31, 1999.

                          RESERVE QUANTITY INFORMATION
                    ( All Reserves are in the United States)

                                1999                1998                1997
                                ----                ----                ----
                            bls       CF        bls       CF        bls       CF
Proved developed
    and undeveloped
    reserves
Beginning of year           7,559   146,791     9,322   163,393    10,422   191,693
Revision of previous
    estimates                 386    12,620       237    18,398         -         -
Production                (1,000)  (19,500)   (2,000)  (35,000)   (1,100)  (28,300)

End of year                 6,945   139,911     7,559   146,791     9,322   163,393



Proved developed
   reserves:                6,945   139,911     7,559   146,791     9,322   163,393


  STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOW AND CHANGES THEREIN
                     RELATED TO PROVED OIL AND GAS RESERVES
                    (All Reserves are in the United States)

                      Standardized Measure is as follows:

                                                       1999          1998          1997
                                                       ----          ----          ----
Future cash flows                                 $   560,000    $   449,000  $    610,000
Future production and development cost                (70,000 )      (60,000)      (64,000)
Future Income taxes, net of NOL carryforwards             -             -              -
10%tannualtdiscountorate                             (290,0000)     (213,000)     (304,000)

     Discounted future net cash flows             $   200,000    $   176,000  $    242,000


The following are the principal sources of change in the standardized measure of discounted future net cash flows:

Balance, beginning of the year                    $   176,000    $   242,000  $    294,000
Sales, net of production cost                         (51,000 )      (91,000)      (48,000)
Net Changes in process and production costs            27,000        (40,000)      (33,000)
Revisions of previous quantity estimates               30,000         41,000             -
Accretion of discount                                  18,000         24,000        29,000

     Balance, end of year                         $   200,000    $   176,000  $    242,000


Average Sales Price and Production Costs
----------------------------------------

The following table reflects information concerning each of the last three fiscal years:

                                          1999      1998      1997
                                          ----      ----      ----
Average sales price per bbl               $14.50     $9.90    $22.00
Average sales price per MCF                 2.38      2.49      2.22
Average production cost per
  net equivalent bbl*                       2.35      2.04      1.72
*FNatural gas has been converted into equivalent bbls using a conversion ratio of 6:1.